UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22480

Adviser Managed Trust

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal St.

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Copies to:

Timothy Levin, Esq.

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: July 31, 2011

Date of reporting period: July 31, 2011

Item 1.	Reports to Stockholders.

Adviser Managed Trust

Annual Report as of July 31, 2011

Tactical Offensive Equity Fund

Tactical Offensive Fixed Income Fund

Tactical Defensive Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended July 31, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

ADVISER MANAGED TRUST — JULY 31, 2011 (Unaudited)

Tactical Offensive Equity Fund

I. Objective

The Tactical Offensive Equity Fund (the “Fund”) seeks to provide capital appreciation.

II. Adviser Managed Strategy Component

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Fund. The Fund may not be purchased by any other investor. The Fund is designed to be a component of a broader strategy employed by a third party investment manager (“Financial Adviser”) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Fund, the Tactical Offensive Fixed Income Fund, the Tactical Defensive Fund and a money market fund affiliated with the Fund, depending on the Financial Adviser’s evaluation of current market conditions (“Adviser Managed Strategy”). The Financial Adviser is not the adviser to the Fund, and is not affiliated with SEI Investments Management Corporation (“SIMC”), the adviser to the Fund.

The Adviser Managed Strategy is based on models developed by the Financial Adviser and is not subject to the oversight of or input from SIMC. When the Financial Adviser determines to reallocate its clients’ assets to one or more of the other funds that compose the Adviser Managed Strategy, the Financial Adviser will request the redemption of all of the shares for which the Financial Adviser exercises investment discretion. The Financial Adviser’s redemption request will cause the Fund to liquidate substantially all of its assets in order to fulfill the redemption request. Once the shares for which the Financial Adviser exercises investment discretion are redeemed, the Fund will no longer be an active component of the Adviser Managed Strategy. When the Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in exchange-traded funds (“ETF”s) that are designed to track the performance of the broad equity market. The Fund could be invested in these types of investments for extended periods of time. At such times, SIMC will actively manage the assets of the Fund and no Sub-Adviser will manage the assets of the Fund. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in the Fund when the Fund is not an active component of the Adviser Managed Strategy.

III. Multi-Manager Approach Statement

When the Fund is an active component of the Adviser Managed Strategy, it uses a multimanager approach, relying upon a number of sub-advisors with differing investment philosophies and mandates to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of July 31, 2011: AQR Capital Management LLC, Aronson+Johnson+Ortiz, L.P., Artisan Partners, L.P., Brown Investment Advisory, Inc., Causeway Capital Management LLC, Lazard Asset Management LLC, Parametric Portfolio Associates LLC and Thornburg Investment Management, Inc.

The Fund’s date of inception is February 25, 2011. Since inception through July 31, 2011, there has been one manager addition, PanAgora Asset Management, Inc.

IV. Market Commentary

For the February through July period, markets experienced significant volatility which was somewhat reminiscent of the environment experienced in late 2008 through early 2009. The period began with expanding political tensions in the Middle East and the catastrophic earthquake and tsunami in Japan, which had significant impacts on Japan’s exports for much of the period. However, corporate earnings continued to surprise to the upside, driving global equities higher through April. In May, European sovereign debt fears drove markets downward, as did the release of several disappointing economic reports. Through the end of the period, uncertainty regarding the U.S. debt ceiling and Chinese economic growth weighed on equity markets.

V. Return vs. Benchmark

Since inception, the Fund returned (2.00)% vs. (1.35)% for the S&P 500 Index.

VI. Fund Attribution

The Fund underperformed the benchmark, driven primarily by weak stock selection by sub-advisors at the sector level. Looking at sector returns, selection in Financials was especially weak and was the greatest single detractor. However, the underweight to Financials

Adviser Managed Trust / Annual Report / July 31, 2011	1

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

ADVISER MANAGED TRUST — JULY 31, 2011 (Unaudited)

Tactical Offensive Equity Fund (Concluded)

marginally helped, as did the overweight to Health Care. Financials was the weakest sector for the period, while Health Care was the strongest. Information Technology and Industrials proved to be bright spots during the period, as both contributed positively through strong security selection. Allocation at the regional level also impaired performance. From a regional perspective, underweight allocations to Asian emerging markets, Japan and Pacific ex-Japan hurt results. Those were the strongest performing regions for the period in the wake of the catastrophic events that occurred in Japan earlier in the year; Japan surprised with the pace of its recovery, while other Asian nations were able to take advantage of the temporary reduction in Japanese industrial output. Helping to offset the negative allocation at a regional level was strong stock selection within the U.S.

2	Adviser Managed Trust / Annual Report / July 31, 2011

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

ADVISER MANAGED TRUST — JULY 31, 2011 (Unaudited)

Tactical Offensive Fixed Income Fund

I. Objective

The Tactical Offensive Fixed Income Fund (the “Fund”) seeks to provide total return.

II. Adviser Managed Strategy Component

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Fund. The Fund may not be purchased by any other investor. The Fund is designed to be a component of a broader strategy employed by a third party investment manager (Financial Adviser) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Fund, the Tactical Offensive Equity Fund, the Tactical Defensive Fund and a money market fund affiliated with the Fund, depending on the Financial Adviser’s evaluation of current market conditions (“Adviser Managed Strategy”). The Financial Adviser is not the adviser to the Fund, and is not affiliated with SIMC, the adviser to the Fund.

The Adviser Managed Strategy is based on models developed by the Financial Adviser and is not subject to the oversight of or input from SIMC. When the Financial Adviser determines to reallocate its clients’ assets to one or more of the other funds that compose the Adviser Managed Strategy, the Financial Adviser will request the redemption of all of the shares for which the Financial Adviser exercises investment discretion. The Financial Adviser’s redemption request will cause the Fund to liquidate substantially all of its assets in order to fulfill the redemption request. Once the shares for which the Financial Adviser exercises discretion are redeemed, the Fund will no longer be an active component of the Adviser Managed Strategy. When the Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund’s investment goal. The Fund could be invested in these types of investments for extended periods of time. At such times, SIMC will actively manage the assets of the Fund and no Sub-Adviser will manage the assets of the Fund. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in the Fund when the Fund is not an active component of the Adviser Managed Strategy.

III. Multi-Manager Approach

When the Fund is an active component of the Adviser Managed Strategy, it uses a multimanager approach, relying upon a number of sub-advisors with differing investment philosophies and mandates to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of July 31, 2011: Metropolitan West Asset Management and Wellington Management Company LLP.

IV. Market Commentary

Since the Fund’s inception, the performance of non-Treasury sectors in the U.S. fixed-income market has been mixed as risk appetite began to wane in the second and third quarters of 2011. Geopolitical concerns dominated headlines, including political tensions in the Middle East, the devastating earthquake and tsunami in Japan and the ongoing fiscal challenges in peripheral Europe. In the U.S., the economic recovery continues at a slower pace due to weak employment and soft consumer demand. First and second quarter U.S. gross domestic product (“GDP”) reports showed that the economy grew at 1.9% and 1.3%, respectively. These numbers were lower than consensus expectations, and the market has sharply lowered GDP expectations for the rest of the year. In response, the Federal Reserve decided to keep its Fed Funds Rate target near zero to support the economy, but allow its $600-billion quantitative easing program to expire at the end of June. Despite the exit of the Fed, Treasuries rallied significantly in the second quarter of 2011 due to weak economic data. In July, financial markets were focused on the U.S. debt ceiling issue. Markets were on edge as both parties tried to reach middle ground. Corporate fundamentals remained solid as balance sheets improved, earnings were better than expected and event risk remained remote. Agency mortgage-backed securities modestly outperformed duration-neutral Treasuries as demand remained robust from domestic and foreign banks, and refinancing activity remained muted in the face of historically low mortgage rates. Lastly, commercial mortgage-backed securities (“CMBS”) were weaker later in the period due to overall market volatility and economic concerns.

V. Return vs. Benchmark

Since inception, the Fund returned 3.33% vs. 3.97% for the Barclays Capital U.S. Aggregate Bond Index.

Adviser Managed Trust / Annual Report / July 31, 2011	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

ADVISER MANAGED TRUST — JULY 31, 2011 (Unaudited)

Tactical Offensive Fixed Income Fund (Concluded)

VI. Fund Attribution

The Fund’s overweight position in corporate bonds and CMBS were the primary detractors from performance. Duration exposure did not have a meaningful impact on performance as managers chose to utilize their risk budgets on securities within non-Treasury sectors. Treasury futures were utilized to efficiently assist in managing the Fund’s duration and yield-curve exposure. Specifically, an overweight to corporate bonds — especially large-cap Financials — generated significant underperformance relative to Treasuries. New issuance, sovereign risk concerns, weak economic data and market volatility contributed to underperformance. The Fund’s overweight to the CMBS market detracted from performance, as these securities posted the largest underperformance versus Treasuries of any sector within the Barclay’s Aggregate Index. Allocations to corporate high yield debt detracted from performance as well due to investor risk aversion. Nevertheless, we believe that fundamentals continue to improve, which should help keep default rates low. Credit-default swaps were utilized to efficiently gain exposure to the High Yield sector. On a positive note, sovereign and foreign currency exposure helped performance as the dollar underperformed during the period.

4	Adviser Managed Trust / Annual Report / July 31, 2011

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

ADVISER MANAGED TRUST — JULY 31, 2011 (Unaudited)

Tactical Defensive Fund

I. Objective

The Tactical Defensive Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

II. Adviser Managed Strategy Component

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Fund. The Fund may not be purchased by any other investor. The Fund is designed to be a component of a broader strategy employed by a third party investment manager (Financial Adviser) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Fund, the Tactical Offensive Fixed Income Fund, the Tactical Offensive Equity Fund and a money market fund affiliated with the Fund, depending on the Financial Adviser’s evaluation of current market conditions (“Adviser Managed Strategy”). The Financial Adviser is not the adviser to the Fund, and is not affiliated with SIMC, the adviser to the Fund. The Adviser Managed Strategy is based on models developed by the Financial Adviser and is not subject to the oversight of or input from SIMC.

When the Financial Adviser determines to reallocate its clients’ assets to one or more of the other funds that compose the Adviser Managed Strategy, the Financial Adviser will request the redemption of all of the shares for which the Financial Adviser exercises investment discretion. The Financial Adviser’s redemption request will cause the Fund to liquidate substantially all of its assets in order to fulfill the redemption request. Once the shares for which the Financial Adviser exercises discretion are redeemed, the Fund will no longer be an active component of the Adviser Managed Strategy. When the Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations. While such investments are consistent with the Fund’s investment goal, investments made by the Fund when it is not an active component of the Adviser Managed Strategy may differ in certain respects (e.g., higher credit quality, shorter duration, and/or shorter maturity) than investments made by the Fund when the Fund is an active component of the Adviser Managed Strategy. The Fund could be invested in these types of investments for extended periods of time. At such times, SIMC will actively manage the assets of the Fund and no Sub-Adviser will manage the assets of the Fund. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in the Fund when the Fund is not an active component of the Adviser Managed Strategy.

III. Multi-Manager Approach

When the Fund is an active component of the Adviser Managed Strategy, it uses a multimanager approach, relying upon a number of sub-advisors with differing investment philosophies and mandates to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of July 31, 2011: Metropolitan West Asset Management and Wellington Management Company LLP.

IV. Market Commentary

Since the Fund’s inception, the performance of non-Treasury sectors in the U.S. fixed-income market has been mixed as risk appetite began to wane in the second and third quarters of 2011. Geopolitical concerns dominated headlines, including political tensions in the Middle East, the devastating earthquake and tsunami in Japan and the ongoing fiscal challenges in peripheral Europe. In the U.S., the economic recovery continues at a slower pace due to weak employment and soft consumer demand. First and second quarter U.S. gross domestic product (“GDP”) reports showed that the economy grew at 1.9% and 1.3%, respectively. These numbers were lower than consensus expectations, and the market has sharply lowered GDP expectations for the rest of the year. In response, the Federal Reserve decided to keep its Fed Funds Rate target near zero to support the economy, but allow its $600-billion quantitative easing program to expire at the end of June. Despite the exit of the Fed, Treasuries rallied significantly in the second quarter of 2011 due to weak economic data. Corporate fundamentals remained solid as balance sheets improved, earnings were better than expected and event risk remained remote. Agency mortgage-backed securities modestly outperformed duration-neutral Treasuries as demand remained robust from domestic and foreign banks, and refinancing activity remained muted in the face of historically low mortgage rates.

Adviser Managed Trust / Annual Report / July 31, 2011	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

ADVISER MANAGED TRUST — JULY 31, 2011 (Unaudited)

Tactical Defensive Fund (Concluded)

Lastly, commercial mortgage-backed securities were weaker later in the period due to overall market volatility and economic concerns.

V. Return vs. Benchmark

Since inception, the Fund returned 0.00% vs 1.06% for the BofA Merrill Lynch 1-3 Year U.S. Treasury Index.

VI. Fund Attribution

For the reporting period ended July 31, 2011, the Fund was not an active component of the Adviser Managed Strategy and was therefore invested in the SEI Daily Income Trust Prime Obligation Fund.

6	Adviser Managed Trust / Annual Report / July 31, 2011

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2011

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.4%

Consumer Discretionary — 10.2%
Adidas, Germany	19,050	$1,418
Ajisen China Holdings, Hong Kong	155,588	306
Amazon.com*	2,450	545
American Axle & Manufacturing Holdings*	14,300	164
American Eagle Outfitters	16,355	215
American Greetings, Cl A	5,700	126
Ameristar Casinos	6,900	153
Anhanguera Educacional Participacoes, Brazil	9,400	181
ANN*	5,900	153
Apollo Group, Cl A*	11,300	575
Arcelik, Turkey	7,507	35
Astra International, Indonesia	62,669	520
AutoZone*	3,950	1,128
Bally Technologies*	9,650	380
Bebe Stores	16,400	122
Bed Bath & Beyond*	4,300	252
Belo, Cl A	8,400	59
Best Buy	4,276	118
Bob Evans Farms	8,100	280
BorgWarner*	2,400	191
Bridgepoint Education*	6,300	156
Brinker International	17,700	425
Brown Shoe	17,370	175
Capella Education*	1,800	77
Career Education*	10,100	229
Carnival, United Kingdom	40,634	1,411
Cato, Cl A	12,200	339
CBS, Cl B	31,000	848
CEC Entertainment	2,100	81
Childrens Place Retail Stores*	1,500	72
Christopher & Banks	8,800	55
Coach	81,730	5,277
Comcast, Cl A	142,880	3,347
Core-Mark Holding*	3,600	134
Dana Holding*	8,600	143
Darden Restaurants	14,095	716

Description	Shares	Market Value ($ Thousands)

Denny’s*	30,400	$116
DeVry	3,445	214
DIRECTV, Cl A*	25,900	1,313
Discovery Communications, Cl A*	4,700	187
Dongfeng Motor Group, Cl H, Hong Kong	92,000	182
DRB-Hicom, Malaysia	76,600	58
EW Scripps, Cl A*	3,700	32
Exide Technologies*	21,200	152
Express	10,100	227
Finish Line, Cl A	16,800	358
Ford Motor*	57,938	707
Ford Otomotiv Sanayi, Turkey	25,506	202
Fred’s, Cl A	11,700	154
General Motors*	7,209	200
Genting Malaysia, Malaysia	28,200	35
GOME Electrical Appliances Holding, Hong Kong	610,471	288
Goodyear Tire & Rubber*	29,300	474
Great Wall Motor, Cl H, Hong Kong	123,500	186
Grendene, Brazil	4,300	24
Grupo Televisa, Mexico	47,476	211
GS Home Shopping, South Korea	207	27
Halla Climate Control, South Korea	4,490	110
Harley-Davidson	3,573	155
Haseko, Japan	577,500	471
Helbor Empreendimentos, Brazil	675	9
Hennes & Mauritz, Cl B, Sweden	46,751	1,594
Hibbett Sports*	4,200	165
Home Depot	28,400	992
Honda Motor, Japan	44,700	1,783
HSN*	3,800	124
Hyundai Motor, South Korea	5,858	1,306
Iconix Brand Group*	8,035	187
Imperial Holdings, South Africa	4,566	78
International Game Technology	67,200	1,249
iRobot*	3,000	105
ITT Educational Services*	700	60
Jakks Pacific	3,400	59
JC Penney	3,400	105
John Wiley & Sons, Cl A	2,900	145
Johnson Controls	7,432	274
Kangwon Land, South Korea	6,080	173
Kia Motors, South Korea	1,734	127
Kingfisher, United Kingdom	360,582	1,496
Kirkland’s*	2,000	22
Kohl’s	3,700	202
Las Vegas Sands*	231	11
La-Z-Boy, Cl Z*	4,200	37
Lear	5,810	285
LG Fashion, South Korea	1,400	62
Liberty Global, Cl A*	16,100	673
Liberty Media - Interactive*	9,600	158
Lincoln Educational Services	12,000	215
Liz Claiborne*	18,600	119

Adviser Managed Trust / Annual Report / July 31, 2011	7

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2011

Description	Shares	Market Value ($ Thousands)

Lowe’s	68,600	$1,480
LVMH Moet Hennessy Louis Vuitton, France	12,558	2,309
Macy’s	18,800	543
Magazine Luiza, Brazil*	12,826	114
Maidenform Brands*	4,900	127
Marriott International, Cl A	5,373	175
Matthews International, Cl A	4,555	165
McClatchy, Cl A*	15,100	34
McDonald’s	6,100	528
McGraw-Hill	12,600	524
MDC Holdings	5,100	115
Modine Manufacturing*	10,520	157
Monro Muffler Brake	1,800	64
Mr Price Group, South Africa	27,461	302
Newell Rubbermaid	11,365	177
News, Cl A	50,400	807
NIKE, Cl B	3,300	298
Omnicom Group	4,400	206
OPAP, Greece	85,766	1,424
Oxford Industries	7,200	282
Papa John’s International*	1,000	31
PDG Realty Empreendimentos e Participacoes, Brazil	41,577	218
Pearson, United Kingdom	55,540	1,070
PetMed Express	35,200	386
PF Chang’s China Bistro	7,200	237
Pier 1 Imports*	29,800	327
priceline.com*	400	215
Publicis Groupe, France	24,813	1,266
Reed Elsevier, Netherlands	201,285	2,690
Regis	4,800	71
Rent-A-Center, Cl A	800	22
Ross Stores	19,870	1,506
Service International	26,300	275
Shinsegae, South Korea	416	129
Shutterfly*	1,400	76
Sinclair Broadcast Group, Cl A	12,500	124
Springland International Holdings, Hong Kong	207,000	197
Starbucks	7,100	285
Stewart Enterprises, Cl A	24,800	172
Sturm Ruger	16,900	462
Superior Industries International	7,200	146
SuperMedia*	27,300	100
Target	5,200	268
Tempur-Pedic International*	1,710	123
Tenneco*	3,925	157
Texas Roadhouse, Cl A	13,285	219
Timberland, Cl A*	1,400	60
Time Warner	25,100	882
Time Warner Cable	10,300	755
TJX	51,600	2,853
Tofas Turk Otomobil Fabrikasi, Turkey	13,462	56
Toyota Motor, Japan	97,000	3,965

Description	Shares	Market Value ($ Thousands)

Tractor Supply	2,900	$191
True Religion Apparel*	3,000	101
TRW Automotive Holdings*	2,870	145
Tupperware Brands	2,800	175
Turkiye Sise ve Cam Fabrikalari, Turkey	78,171	172
UMW Holdings, Malaysia	9,400	23
Universal Technical Institute*	2,600	45
Urban Outfitters*	114,570	3,728
Urbi Desarrollos Urbanos, Mexico*	90,514	200
Viacom, Cl B	16,400	794
Walt Disney	37,900	1,464
Warnaco Group*	6,700	357
Whirlpool	6,400	443
Williams-Sonoma	3,745	139
Winnebago Industries*	13,200	111
WMS Industries*	5,500	152
Woolworths Holdings, South Africa	7,464	35
Wynn Resorts	1,154	177
Yue Yuen Industrial Holdings, Hong Kong	382,000	1,224
Yum! Brands	5,300	280

		77,434

Consumer Staples — 7.9%
Altria Group	12,600	331
Arca Continental, Mexico	8,200	46
Astra Agro Lestari, Indonesia	8,000	22
AVI, South Africa	7,470	36
Avon Products	7,200	189
B&G Foods, Cl A	15,700	295
Bizim Toptan Satis Magazalari, Turkey	7,466	112
British American Tobacco, Malaysia	600	9
British American Tobacco, United Kingdom	102,372	4,740
Bunge	2,500	172
Central Garden and Pet, Cl A*	33,880	297
Chaoda Modern Agriculture Holdings, Hong Kong	326,909	131
Charoen Pokphand Foods, Thailand	60,300	64
Charoen Pokphand Indonesia, Indonesia	228,500	73
China Yurun Food Group, Hong Kong	89,348	281
Chiquita Brands International*	15,100	179
Cia Cervecerias Unidas ADR	200	11
Cia de Bebidas das Americas ADR	8,755	263
Coca-Cola	48,100	3,271
Coca-Cola Bottling Consolidated	300	20
Coca-Cola Enterprises	6,900	194
Colgate-Palmolive	3,700	312
Constellation Brands, Cl A*	7,400	151
Cosan Industria e Comercio, Brazil	7,700	118
Costco Wholesale	50,737	3,970
CP ALL, Thailand	89,300	148
CVS Caremark	43,800	1,592
Dole Food*	6,000	85
Dr Pepper Snapple Group	13,000	491
E-Mart, South Korea*	647	169

8	Adviser Managed Trust / Annual Report / July 31, 2011

Description	Shares	Market Value ($ Thousands)

Energizer Holdings*	20,545	$1,657
Fomento Economico Mexicano ADR	3,200	232
Fresh Del Monte Produce	9,800	240
General Mills	40,900	1,528
Gruma, Cl B, Mexico*	6,600	14
Gudang Garam, Indonesia	30,392	182
Hypermarcas, Brazil	31,853	240
Indofood CBP Sukses Makmur, Indonesia	195,334	133
IOI, Malaysia	13,000	22
J&J Snack Foods	1,900	98
Japfa Comfeed Indonesia, Indonesia	27,500	17
JM Smucker	2,600	202
Kimberly-Clark	4,300	281
Kraft Foods, Cl A	11,200	385
Kroger	49,000	1,219
KT&G, South Korea	30,904	1,923
Kuala Lumpur Kepong, Malaysia	15,400	113
Kulim Malaysia, Malaysia	21,000	26
Lancaster Colony	5,500	331
Lianhua Supermarket Holdings, Cl H, Hong Kong	26,000	57
Lorillard	7,800	829
Mead Johnson Nutrition, Cl A	61,900	4,418
Medifast*	5,700	110
Molson Coors Brewing, Cl B	6,200	279
Nash Finch	5,000	179
Natura Cosmeticos, Brazil	41,500	937
Nestle, China	34,527	2,201
NongShim, South Korea	104	25
Organizacion Soriana, Cl B, Mexico*	6,800	19
PepsiCo	9,327	597
Perusahaan Perkebunan London Sumatra Indonesia, Indonesia	111,000	31
Philip Morris International	18,500	1,317
Procter & Gamble	70,200	4,316
Reckitt Benckiser Group, United Kingdom	32,930	1,869
Rite Aid*	133,900	174
SABMiller, United Kingdom	26,178	982
Safeway	28,600	577
Sampoerna Agro, Indonesia	36,000	16
Sara Lee	9,625	184
Siam Makro, Thailand	1,500	12
Sysco	44,300	1,355
Tesco, United Kingdom	314,893	1,981
Tingyi Cayman Islands Holding, Hong Kong	84,544	262
Ulker Biskuvi Sanayi, Turkey	10,447	34
Universal Robina, Philippines	39,500	44
Walgreen	61,545	2,403
Wal-Mart de Mexico, Mexico	448,200	1,238
Wal-Mart Stores	132,130	6,964

		60,025

Description	Shares	Market Value ($ Thousands)

Energy — 10.9%
Alliance Oil, Sweden*	11,878	$201
Alon USA Energy	3,500	43
Anadarko Petroleum	7,115	587
Apache	3,314	410
Baker Hughes	3,872	300
BG Group, United Kingdom	81,331	1,928
BP, United Kingdom	124,351	941
Bristow Group	2,400	116
Callon Petroleum*	12,900	90
Canadian Natural Resources, Canada	122,714	4,950
Cenovus Energy, Canada	23,000	885
Chesapeake Energy	6,706	230
Chevron	100,896	10,495
China Petroleum & Chemical, Cl H, Hong Kong	210,000	207
China Shenhua Energy, Cl H, Hong Kong	36,500	183
Cimarex Energy	2,110	186
Clayton Williams Energy*	4,900	325
Cloud Peak Energy*	15,700	350
CNOOC, Hong Kong	1,134,008	2,534
Complete Production Services*	6,475	252
ConocoPhillips	110,492	7,954
Consol Energy	36,146	1,937
Contango Oil & Gas*	600	38
CVR Energy*	6,000	161
Delek US Holdings	5,800	96
Devon Energy	19,991	1,573
El Paso	10,900	224
Energy Partners*	6,500	111
Ensco ADR	1,852	99
EOG Resources	2,726	278
Eurasia Drilling GDR, United Kingdom	5,028	148
Exxon Mobil	54,900	4,381
FMC Technologies*	103,946	4,740
Gazprom Neft JSC ADR	885	22
Gazprom OAO ADR	38,027	557
Global Industries*	21,200	109
Golar LNG	10,800	412
Gulf Island Fabrication	2,100	73
Halliburton	7,621	417
Helix Energy Solutions Group*	21,000	411
Helmerich & Payne	3,790	262
Hercules Offshore*	7,600	36
Hess	16,300	1,118
Hornbeck Offshore Services*	1,800	50
Indo Tambangraya Megah, Indonesia	10,500	62
James River Coal*	28,710	544
KazMunaiGas Exploration Production GDR, United Kingdom	9,787	181
Key Energy Services*	11,050	215
Lukoil OAO ADR	10,777	720
Marathon Oil	15,400	477

Adviser Managed Trust / Annual Report / July 31, 2011	9

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2011

Description	Shares	Market Value ($ Thousands)

Marathon Petroleum*	13,380	$586
Matrix Service*	4,700	65
MOL Hungarian Oil and Gas, Hungary	2,524	272
Murphy Oil	14,400	925
Nabors Industries*	23,300	615
National Oilwell Varco	2,983	240
Newpark Resources*	7,300	68
Occidental Petroleum	15,308	1,503
Oceaneering International	2,900	125
Oil States International*	1,975	159
Patterson-UTI Energy	29,500	960
PetroChina, Cl H, Hong Kong	198,000	281
Petrofac, United Kingdom	35,729	822
Petrohawk Energy*	5,817	222
Petroleo Brasileiro, Brazil	63,969	1,069
Petroleum Development*	2,400	87
Petroquest Energy*	22,100	180
Pioneer Drilling*	24,900	405
Pioneer Natural Resources	2,156	201
Polski Koncern Naftowy Orlen, Poland	8,556	143
QEP Resources	9,100	399
Range Resources	3,323	217
Resolute Energy*	1,600	26
SandRidge Energy*	9,429	109
SapuraCrest Petroleum, Malaysia	19,200	29
Sasol, South Africa	1,566	78
Schlumberger	108,715	9,825
SEACOR Holdings	6,500	652
Seadrill, Norway	24,841	866
Ship Finance International	1,500	24
SK Innovation, South Korea	499	103
Southern Union	5,100	219
Southwestern Energy*	4,465	199
Stone Energy*	11,600	377
Sunoco	3,700	150
Surgutneftegas ADR	8,059	82
Swift Energy*	5,300	202
Tatneft ADR	3,014	126
Technip, France	13,772	1,511
Tecnicas Reunidas, Spain	19,959	884
Tenaris ADR	3,883	172
Tesoro*	22,200	539
Tetra Technologies*	21,700	279
Tupras Turkiye Petrol Rafinerileri, Turkey	2,026	50
Unit*	10,200	612
Vaalco Energy*	39,000	260
Valero Energy	48,800	1,226
Venoco*	10,600	135
W&T Offshore	27,500	745
Western Refining*	13,800	282
Williams	7,200	229
World Fuel Services	800	30

		82,184

Description	Shares	Market Value ($ Thousands)

Financials — 15.9%
Acadia Realty Trust‡	2,100	$44
ACE	16,800	1,125
Advance America Cash Advance Centers	8,800	62
Affin Holdings, Malaysia	12,500	14
Aflac	11,500	530
African Bank Investments, South Africa	52,213	262
Agree Realty‡	3,100	70
AIA Group, Hong Kong*	48,697	179
Allianz, Germany	10,286	1,345
Allied World Assurance Holdings	2,300	125
Allstate	6,500	180
American Campus Communities‡	1,700	63
American Express	62,985	3,151
American International Group*	25,065	719
Ameriprise Financial	16,132	873
AMMB Holdings, Malaysia	3,700	8
Anworth Mortgage Asset‡	6,500	45
AON	4,488	216
Arch Capital Group*	5,155	174
Argo Group International Holdings	6,600	194
Aspen Insurance Holdings	9,480	246
Associated Estates Realty‡	2,200	40
Assurant	12,700	452
Aviva, United Kingdom	204,987	1,342
AXA, France	76,112	1,433
Banco Bradesco ADR	3,048	59
Banco Continental, Peru	9,091	21
Banco do Brasil, Brazil	21,532	363
Banco Santander, Spain	95,083	1,001
Banco Santander Chile ADR	1,000	93
Bangkok Bank, Thailand	38,055	222
Bank Mandiri, Indonesia	68,000	63
Bank Negara Indonesia Persero, Indonesia	579,588	303
Bank of America	389,050	3,778
Bank of China, Cl H, Hong Kong	582,000	268
Bank of Hawaii	600	27
Bank of Montreal	1,918	121
Bank of New York Mellon	122,684	3,081
Bank of the Ozarks	700	36
Bank Rakyat Indonesia Persero, Indonesia	57,000	46
Barclays, United Kingdom	280,797	1,028
BB&T	50,342	1,293
Berkshire Hathaway, Cl B*	36,800	2,730
BGC Partners, Cl A	14,800	121
BioMed Realty Trust‡	4,700	92
BlackRock, Cl A	951	170
BM&FBovespa, Brazil	41,941	246
BNP Paribas, France	46,504	3,037
BR Properties, Brazil	19,026	208
BRE Properties‡	3,100	163
BS Financial Group, South Korea*	9,400	145
Capital One Financial	16,416	785
Capital Property Fund, South Africa	10,763	14

10	Adviser Managed Trust / Annual Report / July 31, 2011

Description	Shares	Market Value ($ Thousands)

Capstead Mortgage‡	3,800	$48
CB Richard Ellis Group, Cl A*	6,806	149
CBL & Associates Properties‡	5,800	103
Charles Schwab	211,013	3,150
China Construction Bank, Cl H, Hong Kong	415,000	335
China Life Insurance, Cl H, Hong Kong	233,582	779
China Merchants Bank, Cl H, Hong Kong	492,000	1,168
China Minsheng Banking, Cl H, Hong Kong	142,500	126
Chubb	8,500	531
CIT Group*	2,418	96
Citigroup	67,094	2,572
City Holding	2,000	63
City National	2,435	131
CME Group, Cl A	842	244
CNA Financial	23,000	634
Cohen & Steers	1,700	67
Colonial Properties Trust‡	4,200	91
Columbia Banking System	9,400	166
Commerce Bancshares	19,000	777
CommonWealth‡	4,900	116
Community Bank System	2,400	60
Coronation Fund Managers, South Africa	3,811	12
Corporate Office Properties Trust‡	3,900	121
Credit Suisse Group, China	39,767	1,436
Dai-ichi Life Insurance, Japan	576	814
Daishin Securities, South Korea	2,710	35
Delphi Financial Group, Cl A	200	5
Deutsche Bank, Germany	24,655	1,365
DiamondRock Hospitality‡	9,000	92
Discover Financial Services	32,000	819
Duke Realty‡	16,100	226
East West Bancorp	9,700	180
EastGroup Properties‡	2,100	94
Education Realty Trust‡	4,000	35
Emira Property Fund, South Africa‡	4,559	9
Emlak Konut Gayrimenkul Yatirim Ortakligi, Turkey‡	100,452	155
Entertainment Properties Trust‡	2,500	116
Equity Lifestyle Properties‡	1,900	124
Essex Property Trust‡	1,200	168
Extra Space Storage‡	4,700	100
Fifth Third Bancorp	51,100	646
First Commonwealth Financial	68,700	353
First Industrial Realty Trust‡*	3,400	40
First Potomac Realty Trust‡	2,800	44
FirstRand, South Africa	18,442	53
Fountainhead Property Trust, South Africa	17,965	17
Franklin Resources	4,100	521
Fulton Financial	14,015	142
General Growth Properties‡	9,162	154
Getty Realty‡	1,200	28
Goldman Sachs Group	14,863	2,006
Greentown China Holdings, Hong Kong	10,000	9
Grupo de Inversiones Suramericana, Colombia	7,781	158

Description	Shares	Market Value ($ Thousands)

Grupo Financiero Banorte, Cl O, Mexico	52,698	$231
GZI, Hong Kong‡	45,000	25
Hana Financial Group, South Korea	2,450	96
Hartford Financial Services Group	24,507	574
Hatteras Financial‡	3,200	86
Healthcare Realty Trust‡	3,300	65
Highwoods Properties‡	4,000	138
Home Properties‡	2,000	131
Hong Kong Exchanges and Clearing, Hong Kong	84,100	1,736
Hong Leong Bank, Malaysia	16,241	73
Hong Leong Financial Group, Malaysia	8,000	35
Horace Mann Educators	21,700	316
Hospitality Properties Trust‡	6,300	159
Host Hotels & Resorts‡	48,365	767
HSBC Holdings, Hong Kong	149,200	1,465
Huntington Bancshares	99,950	604
Industrial & Commercial Bank of China, Cl H, Hong Kong	2,139,000	1,627
Industrial Bank of Korea, South Korea	7,520	129
Infinity Property & Casualty	6,300	319
ING Groep, Netherlands*	101,393	1,096
IntercontinentalExchange*	1,481	183
Intergroup Financial Services, Peru	1,069	29
International Bancshares	14,000	235
Invesco Mortgage Capital‡	2,700	53
Investec, South Africa	15,184	122
Investment Technology Group*	2,500	30
Investors Real Estate Trust‡	4,000	33
iStar Financial‡*	5,000	35
Itau Unibanco Holding ADR	42,200	860
Janus Capital Group	37,500	317
Jones Lang LaSalle	6,500	553
JPMorgan Chase	180,453	7,299
Julius Baer Group, China	20,197	861
KB Financial Group, South Korea	6,826	340
KeyCorp	116,850	939
Kilroy Realty‡	6,060	234
KLCC Property Holdings, Malaysia	13,800	16
Knight Capital Group, Cl A*	9,900	112
Komercni Banka, Czech Republic	500	112
Korea Exchange Bank, South Korea	8,600	76
Krung Thai Bank, Thailand	74,600	52
LaSalle Hotel Properties‡	12,600	315
Lexington Realty Trust‡	9,100	76
Liberty Holdings, South Africa	4,052	45
Lincoln National	23,434	621
LTC Properties‡	6,900	187
Macerich‡	4,785	254
Mack-Cali Realty‡	24,900	828
Malayan Banking, Malaysia	55,600	164
MarketAxess Holdings	1,500	39
MCG Capital	35,000	195

Adviser Managed Trust / Annual Report / July 31, 2011	11

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2011

Description	Shares	Market Value ($ Thousands)

Meadowbrook Insurance Group	6,700	$63
Medical Properties Trust‡	3,700	44
MetLife	3	—
MFA Financial‡	15,300	115
Mid-America Apartment Communities‡	1,700	120
Mitsubishi UFJ Financial Group, Japan	316,000	1,605
MMI Holdings, South Africa	8,668	22
Montpelier Re Holdings	4,500	78
Morgan Stanley	13,084	291
Muenchener Rueckversicherungs, Germany	10,640	1,575
Multi-Purpose Holdings, Malaysia	28,600	29
National Health Investors‡	2,000	91
National Retail Properties‡	4,500	113
NBT Bancorp	4,400	97
Nelnet, Cl A	10,600	214
Noah Holdings ADR*	11,594	153
Northern Trust	3,702	166
Omega Healthcare Investors‡	5,400	106
OneBeacon Insurance Group, Cl A	9,400	120
PacWest Bancorp	12,875	256
Pennsylvania‡	7,200	105
PMI Group*	32,200	32
PNC Financial Services Group	21,217	1,152
Post Properties‡	2,600	110
Potlatch‡	5,600	186
Primerica*	2,900	63
Principal Financial Group	5,863	162
ProAssurance*	1,900	132
ProLogis‡	6,208	221
Prosperity Bancshares	2,100	87
Protective Life	1,900	41
Provident Financial Services	5,500	76
Prudential Financial	40,736	2,390
PS Business Parks‡	1,400	80
Public Storage‡	4,700	562
Ramco-Gershenson Properties Trust‡	9,700	119
Raymond James Financial	17,000	540
Redefine Properties, South Africa	44,786	54
Redwood Trust‡	4,400	63
Regency Centers‡	7,465	335
Remgro, South Africa	2,930	49
Renhe Commercial Holdings, Hong Kong	640,000	126
Retail Opportunity Investments‡	3,000	33
RHB Capital, Malaysia	35,000	108
Sanlam, South Africa	39,286	159
Sberbank of Russia ADR	7,058	105
Shenzhen Investment, Hong Kong	156,000	45
Shinhan Financial Group, South Korea	12,274	588
Simon Property Group‡	8,100	976
Sinolink Worldwide Holdings, Hong Kong	208,000	21
Skandinaviska Enskilda Banken, Cl A, Sweden	120,748	921
Soho China, Hong Kong	165,000	150
Sony Financial Holdings, Japan	101,200	1,819

Description	Shares	Market Value ($ Thousands)

Sovran Self Storage‡	2,200	$89
SPG Land Holdings, Hong Kong	19,000	7
Standard Chartered, United Kingdom	69,439	1,776
Starwood Property Trust‡	3,900	76
State Street	5,655	235
Stifel Financial*	2,937	111
Strategic Hotels & Resorts‡*	1,000	7
Sul America, Brazil	8,175	93
Sun Communities‡	1,000	38
Sunstone Hotel Investors‡*	9,600	86
SunTrust Banks	22,571	553
Susquehanna Bancshares	14,200	107
T Rowe Price Group	27,800	1,579
Tanger Factory Outlet Centers‡	4,400	121
Taubman Centers‡	2,700	162
Tower Group	9,200	210
Travelers	24,900	1,373
Turk Ekonomi Bankasi, Turkey	103,195	119
Turkiye Garanti Bankasi ADR	203,300	907
Turkiye Sinai Kalkinma Bankasi, Turkey	142,792	202
UBS, China	86,769	1,443
UMB Financial	4,300	178
UniCredit, Italy	552,915	993
Unitrin	6,900	194
Unum Group	31,245	762
Urstadt Biddle Properties, Cl A‡	3,100	55
US Bancorp	61,387	1,600
U-Store-It Trust‡	5,100	54
Vornado Realty Trust‡	6,600	617
Waddell & Reed Financial, Cl A	13,200	484
Washington‡	3,500	112
Webster Financial	9,300	190
Wells Fargo	302,297	8,446
White Mountains Insurance Group	400	169
Wintrust Financial	5,500	188
World Acceptance*	2,800	178
Zurich Financial Services, China	4,848	1,156

		120,314

Health Care — 11.6%
Abbott Laboratories	8,900	457
ABIOMED*	7,000	116
Adcock Ingram Holdings, South Africa	3,568	32
Aetna	26,200	1,087
Affymetrix*	12,600	71
Agilent Technologies*	4,300	181
Air Methods*	1,300	91
Alkermes*	12,700	219
Allergan	3,000	244
Allos Therapeutics*	19,500	36
Almost Family*	8,800	222
AmerisourceBergen, Cl A	13,600	521
Amgen	54,400	2,976
Arthrocare*	2,400	79

12	Adviser Managed Trust / Annual Report / July 31, 2011

Description	Shares	Market Value ($ Thousands)

AVEO Pharmaceuticals*	5,700	$109
Baxter International	4,800	279
Bayer, Germany	21,890	1,759
Biogen Idec*	8,400	856
Boston Scientific*	17,500	125
Bristol-Myers Squibb	35,700	1,023
Cantel Medical	1,600	40
Cardinal Health	17,000	744
CareFusion*	6,800	180
Celgene*	4,000	237
Chemed	5,200	316
China Pharmaceutical Group, Hong Kong	150,000	68
CIGNA	13,000	647
Computer Programs & Systems	1,000	73
CONMED*	1,300	34
Covance*	73,068	4,183
Covidien	24,500	1,244
Cubist Pharmaceuticals*	2,700	92
Cyberonics*	2,900	79
DaVita*	39,117	3,268
DENTSPLY International	4,300	163
Depomed*	3,800	29
Egis Gyogyszergyar Nyrt, Hungary	230	22
Eli Lilly	22,300	854
Emergent Biosolutions*	1,200	25
Ensign Group	2,500	71
Express Scripts*	83,626	4,538
Forest Laboratories*	22,700	841
Fresenius Medical Care & KGaA, Germany	24,065	1,848
Genomma Lab Internacional, Cl B, Mexico*	83,516	191
Gilead Sciences*	49,700	2,105
Greatbatch*	2,400	60
Haemonetics*	2,980	195
Health Net*	17,700	498
Healthsouth*	12,370	302
Healthways*	5,400	81
Hill-Rom Holdings	19,500	727
ICU Medical*	900	38
IDEXX Laboratories*	46,050	3,819
Immucor*	17,900	474
Impax Laboratories*	13,000	275
Intuitive Surgical*	12,053	4,828
IPC The Hospitalist*	100	5
ISTA Pharmaceuticals*	12,500	62
Johnson & Johnson	89,670	5,810
Kalbe Farma, Indonesia	173,000	71
LHC Group*	1,000	23
Life Healthcare Group Holdings, South Africa	22,683	59
LifePoint Hospitals*	6,600	245
Lincare Holdings	4,900	125
Magellan Health Services*	3,900	203
McKesson	2,500	203
Medco Health Solutions*	3,600	226

Description	Shares	Market Value ($ Thousands)

Medicines*	6,000	$90
Medicis Pharmaceutical, Cl A	12,480	464
Medtronic	7,800	281
Merck	142,600	4,867
Mindray Medical International ADR	7,112	193
Mylan*	7,600	173
Netcare, South Africa	24,255	52
Neurocrine Biosciences*	6,600	51
Novartis, Switzerland	68,494	4,215
Novo Nordisk, Cl B, Denmark	17,746	2,173
Par Pharmaceutical*	6,000	194
PDL BioPharma	85,000	526
Pfizer	565,415	10,879
Pharmstandard GDR, United Kingdom*	2,257	52
PSS World Medical*	9,100	218
Questcor Pharmaceuticals*	21,800	677
Richter Gedeon Nyrt, Hungary	178	36
Roche Holding, China	8,875	1,594
Sanofi, France	31,964	2,494
Selcuk Ecza Deposu Ticaret ve Sanayi, Turkey	11,726	14
Sinopharm Group, Cl H, Hong Kong	350,696	1,021
St. Jude Medical	4,100	191
STERIS	9,300	325
Sunrise Senior Living*	34,500	304
Techne	2,000	152
Teva Pharmaceutical Industries ADR	39,600	1,847
Thermo Fisher Scientific*	4,500	271
UnitedHealth Group	27,200	1,350
VCA Antech*	10,655	208
Viropharma*	7,600	137
Warner Chilcott, Cl A	10,835	228
WellCare Health Plans*	5,000	219
WellPoint	17,000	1,149
Zimmer Holdings*	2,800	168

		87,517

Industrials — 12.3%
3M	4,400	383
ABB ADR, Switzerland	166,168	3,978
Aerovironment*	600	17
AGCO*	3,264	155
Air Transport Services Group*	17,700	88
Alaska Air Group*	2,900	177
Albany International, Cl A	8,500	226
Alfa, Cl A, Mexico	14,500	213
Amerco*	700	63
American Reprographics*	17,200	118
Ameron International	5,100	434
Applied Industrial Technologies	2,200	70
Armstrong World Industries	2,600	103
Astec Industries*	1,700	64
Atlas Air Worldwide Holdings*	2,600	136
Aveng, South Africa	12,260	65

Adviser Managed Trust / Annual Report / July 31, 2011	13

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2011

Description	Shares	Market Value ($ Thousands)

Babcock & Wilcox*	5,062	$126
Balfour Beatty, United Kingdom	183,801	916
Barloworld, South Africa	12,467	120
BE Aerospace*	6,350	253
Beacon Roofing Supply*	1,600	34
Belden	11,300	416
Boeing	5,300	373
Boustead Holdings, Malaysia	8,400	17
Brady, Cl A	900	27
Briggs & Stratton	5,000	86
Canadian National Railway, Canada	18,600	1,395
Cascade	900	45
Caterpillar	4,186	413
Celadon Group*	6,400	88
Ceradyne*	7,800	253
China Rongsheng Heavy Industry Group, Hong Kong	324,091	198
China Yuchai International	4,670	89
CJ, South Korea	968	78
CLARCOR	1,500	66
Columbus McKinnon*	2,100	35
Copart*	3,500	152
Corporate Executive Board	4,100	167
Corrections Corp of America*	18,200	391
Cosco International Holdings, Hong Kong	40,000	22
Covanta Holding	8,300	143
Crane	3,000	139
CSX	37,200	914
Cubic	6,000	291
Cummins	2,318	243
Curtiss-Wright	900	29
Daelim Industrial, South Korea	1,176	140
Daewoo Shipbuilding & Marine Engineering, South Korea	7,203	256
Danaher	66,519	3,267
Delta Air Lines*	10,800	85
Deluxe	3,600	85
Deutsche Post, Germany	91,195	1,614
Dialog Group, Malaysia	28,800	26
Dover	18,160	1,098
Dun & Bradstreet	1,900	138
Dycom Industries*	3,700	63
Embraer ADR	27,500	812
EMCOR Group*	3,200	89
Emerson Electric	706	35
Equifax	6,270	215
Esterline Technologies*	2,000	153
Excel Maritime Carriers, Cl A*	6,200	16
FANUC, Japan	7,700	1,457
FedEx	2,900	252
Fluor	75,030	4,767
Force Protection*	35,900	164
Franklin Electric	6,700	293
G&K Services, Cl A	3,200	109

Description	Shares	Market Value ($ Thousands)

Gardner Denver	8,700	$742
GenCorp*	14,400	81
General Dynamics	12,600	859
General Electric	305,155	5,465
Gibraltar Industries*	15,700	161
Globaltrans Investment GDR, United Kingdom	10,894	199
Graco	3,500	154
Granite Construction	1,500	35
Great Lakes Dredge & Dock	31,300	186
Grindrod, South Africa	4,585	9
Haitian International Holdings, Hong Kong	26,000	32
Harbin Power Equipment, Cl H, Hong Kong	42,000	55
Harsco	9,040	248
Hawaiian Holdings*	15,800	74
Heartland Express	4,800	74
HEICO	1,375	72
Heidrick & Struggles International	4,600	123
Hertz Global Holdings*	7,307	103
HNI	3,600	75
Honeywell International	45,780	2,431
Huntington Ingalls Industries*	1,183	40
Hyundai Heavy Industries, South Korea	3,181	1,231
ICF International*	4,000	93
IDEX	3,600	149
Illinois Tool Works	58,830	2,930
Insperity	4,800	140
JGC, Japan	71,000	2,212
Joy Global	2,101	197
Kadant*	2,200	58
Kaydon	5,500	196
KBR	14,300	510
Kelly Services, Cl A*	4,100	64
KOC Holding, Turkey	11,495	48
Komatsu, Japan	66,210	2,065
Korn*	1,600	35
L-3 Communications Holdings, Cl 3	8,700	688
Lan Airlines ADR	3,300	87
Landstar System	3,200	143
Layne Christensen*	2,400	70
Legrand, France	42,155	1,643
LG, South Korea	1,710	128
LG International, South Korea	1,832	108
Lincoln Electric Holdings	4,000	137
Lockheed Martin	11,000	833
M&F Worldwide*	5,500	138
Malaysian Bulk Carriers, Malaysia	19,966	15
Meritor*	1,700	23
Michael Page International, United Kingdom	96,789	797
Middleby*	1,545	130
Moog, Cl A*	2,400	98
Mueller Industries	10,000	375
MYR Group*	3,100	75
NACCO Industries, Cl A	1,400	127

14	Adviser Managed Trust / Annual Report / July 31, 2011

Description	Shares	Market Value ($ Thousands)

National Presto Industries	1,100	$112
Norfolk Southern	10,500	795
Northrop Grumman	15,100	914
Obrascon Huarte Lain Brasil, Brazil	700	29
OHL Mexico, Mexico*	101,263	218
Orion Marine Group*	17,355	151
Owens Corning*	7,671	273
PACCAR	4,400	188
Pacer International*	45,700	244
PostNL, Netherlands	127,733	1,000
Quanta Services*	11,215	208
RailAmerica*	5,500	82
Raytheon	53,095	2,375
RBC Bearings*	2,000	76
Regal-Beloit	2,530	153
Rockwell Automation	2,400	172
Rolls-Royce Holdings, United Kingdom	240,992	2,581
Roper Industries	44,449	3,628
Ryanair Holdings ADR	22,700	617
Sauer-Danfoss*	4,000	190
SembCorp Industries, Singapore	30,000	127
SembCorp Marine, Singapore	187,000	839
Shenzhen International Holdings, Hong Kong	82,500	7
Siemens, Germany	31,253	4,014
Simpson Manufacturing	20,300	575
Singapore Airlines, Singapore	126,000	1,482
SK Holdings, South Korea	227	39
SMC, Japan	8,300	1,526
Snap-on	2,600	148
SPX	1,900	143
Stericycle*	38,050	3,125
Sun Hydraulics	2,250	64
TAL International Group	4,800	149
Team*	7,700	206
Textainer Group Holdings	3,900	101
Thomas & Betts*	1,900	93
Timken	2,200	96
Titan International	4,100	104
TNT Express, Netherlands*	90,896	921
Toro	2,300	124
Tredegar	2,700	52
Trex*	9,155	193
Trimas*	6,805	163
Tyco International	17,600	780
Union Pacific	11,400	1,168
United Continental Holdings*	4,100	74
United Parcel Service, Cl B	4,500	312
United Rentals*	3,800	88
United Technologies	41,700	3,454
URS*	3,300	135
US Airways Group*	12,100	76
UTi Worldwide	8,810	142
Vallourec, France	2,500	255

Description	Shares	Market Value ($ Thousands)

Valmont Industries	1,400	$136
Viad	9,800	203
Vinci, France	25,467	1,483
Waste Connections	5,100	164
Weichai Power, Cl H, Hong Kong	19,000	103
Werner Enterprises	2,000	47
Wilson Bayly Holmes-Ovcon, South Africa	778	13
Yangzijiang Shipbuilding Holdings, Singapore	112,000	135
Zhejiang Expressway, Cl H, Hong Kong	102,000	72
Zhuzhou CSR Times Electric, Cl H, Hong Kong	97,255	287

		93,128

Information Technology — 16.7%
Accenture, Cl A, Ireland	73,277	4,333
ACI Worldwide*	11,200	405
Acxiom*	4,800	66
Adobe Systems*	5,218	145
Advanced Micro Devices*	21,149	155
Altera	4,600	188
Amdocs*	23,400	738
Amphenol, Cl A	65,769	3,215
Amtech Systems*	4,700	84
ANSYS*	57,638	2,916
AOL*	50,420	866
Apple*	34,511	13,476
ARM Holdings, United Kingdom	103,941	996
Arrow Electronics*	4,000	139
Asseco Poland, Poland	1,218	21
Automatic Data Processing	5,600	288
Avnet*	17,400	510
AVX	21,000	292
Baidu ADR*	200	32
Black Box	2,200	63
BMC Software*	3,255	141
Broadcom, Cl A	6,922	257
Brooks Automation*	2,400	23
CA	31,500	702
CACI International, Cl A*	700	41
Cadence Design Systems*	14,400	149
Canon, Japan	28,000	1,360
Cardtronics*	2,300	53
Check Point Software Technologies*	13,000	749
China High Precision Automation Group, Hong Kong	238,345	165
Cielo, Brazil	2,900	81
Cisco Systems	250,276	3,997
Citrix Systems*	46,497	3,350
Cognex	2,100	71
Cognizant Technology Solutions, Cl A*	55,746	3,895
Compuware*	7,800	75
Comtech Telecommunications	5,300	143
Convergys*	11,200	139

Adviser Managed Trust / Annual Report / July 31, 2011	15

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2011

Description	Shares	Market Value ($ Thousands)

Cymer*	2,200	$97
Dell*	14,200	231
Digital China Holdings, Hong Kong	81,248	139
Digital River*	1,530	39
DTS*	2,400	83
eBay*	23	1
Echo Global Logistics*	12,110	181
Electronics for Imaging*	7,100	122
EMC*	86,688	2,261
Entegris*	11,300	97
Entropic Communications*	15,300	102
Euronet Worldwide*	1,900	33
F5 Networks*	1,206	113
FARO Technologies*	2,025	82
Fidelity National Information Services	16,400	492
FLIR Systems	5,555	153
Gemalto, France	19,183	916
Genpact*	163,256	2,694
Giant Interactive Group ADR	3,056	24
Global Payments	10,800	512
Google, Cl A*	16,761	10,119
Hewlett-Packard	66,252	2,329
Hittite Microwave*	200	11
Insight Enterprises*	11,100	187
Intel	342,642	7,651
Interactive Intelligence Group*	900	34
InterDigital	4,400	300
International Business Machines	32,767	5,959
JDS Uniphase*	7,454	98
Juniper Networks*	5,851	137
Kemet*	9,100	111
Kulicke & Soffa Industries*	24,100	222
Lattice Semiconductor*	40,600	252
Lender Processing Services	3,030	57
Lexmark International, Cl A*	9,720	326
LogMeIn*	1,300	46
LSI*	70,600	520
LTX-Credence*	9,600	69
Manhattan Associates*	9,700	362
Mastercard, Cl A	13,521	4,100
MAXIMUS	14,600	564
Methode Electronics	2,400	25
Micrel	29,600	300
Micron Technology*	15,473	114
Microsoft	80,800	2,214
MKS Instruments	7,200	180
Monotype Imaging Holdings*	2,700	37
Motorola Solutions	3,164	142
MTS Systems	700	28
National Instruments	95,999	2,481
National Semiconductor	9,700	240
NCR*	8,900	178
Neowiz Games, South Korea	2,541	150
NetApp*	74,567	3,543

Description	Shares	Market Value ($ Thousands)

Netscout Systems*	9,800	$149
NeuStar, Cl A*	5,400	141
Newport*	17,700	275
NIC	5,100	65
NVIDIA*	8,714	120
ON Semiconductor*	20,970	182
Oplink Communications*	8,100	137
Opnet Technologies	1,700	58
Oracle	205,442	6,282
Park Electrochemical	7,100	186
Plantronics	8,600	294
Polycom*	7,320	198
Power-One*	10,800	78
QLogic*	22,600	343
QUALCOMM	127,887	7,006
Quantum*	9,300	24
Quest Software*	14,150	269
RealNetworks*	4,200	14
Red Hat*	5,135	216
Research In Motion, Canada*	7,500	187
Riverbed Technology*	3,359	96
Rosetta Stone*	3,100	43
Salesforce.com*	18,239	2,639
Samsung Electronics, South Korea	2,102	1,683
Samsung SDI, South Korea	438	71
SAP, Germany	35,647	2,236
Silicon Graphics International*	1,900	27
Silicon Image*	10,800	62
Solera Holdings	3,000	168
SS&C Technologies Holdings*	13,070	242
Sycamore Networks	9,000	177
Symantec*	48,900	932
Synaptics*	4,100	101
Syntel	100	5
Taiwan Semiconductor Manufacturing ADR	31,400	388
TCL Communication Technology Holdings, Hong Kong	27,000	23
Tech Data*	100	5
TeleCommunication Systems, Cl A*	6,100	31
TeleNav*	5,300	53
TeleTech Holdings*	6,600	131
Tencent Holdings, Hong Kong	17,374	452
Teradyne*	8,595	116
Texas Instruments	24,679	734
Tokyo Electron, Japan	11,700	631
Total System Services	40,500	754
Totvs, Brazil	11,934	206
Travelsky Technology, Cl H, Hong Kong	47,000	28
Travelzoo*	3,000	158
Unisys*	1,400	29
United Microelectronics ADR	49,000	113
United Online	31,100	186
ValueClick*	12,900	233
Varian Semiconductor Equipment Associates*	1,712	104

16	Adviser Managed Trust / Annual Report / July 31, 2011

Description	Shares	Market Value ($ Thousands)

Visa, Cl A	3,200	$274
Vishay Intertechnology*	26,600	366
VistaPrint*	3,000	80
Websense*	4,000	91
Xerox	17,376	162
Xilinx	7,370	237
Yahoo!*	13,600	178
Yandex, Cl A*	13,700	479

		126,725

Materials — 5.3%
Air Liquide, France	20,636	2,845
Akzo Nobel, Netherlands	35,311	2,166
Alcoa	13,575	200
Allegheny Technologies	2,726	159
AM Castle*	4,000	69
Aneka Tambang, Indonesia	136,000	32
Antofagasta, United Kingdom	9,102	211
Aptargroup	3,000	153
ArcelorMittal, Netherlands	45,745	1,433
Balchem	2,200	96
Ball	26,680	1,035
Bemis	11,700	370
BHP Billiton, Australia	33,276	1,515
Buckeye Technologies	6,500	175
Carpenter Technology	2,812	162
Celanese, Cl A	3,516	194
Century Aluminum*	15,300	199
CF Industries Holdings	954	148
Cimsa Cimento Sanayi VE Tica, Turkey	17,691	88
Commercial Metals	2,600	38
Dongkuk Steel Mill, South Korea	3,200	120
Dow Chemical	33,365	1,163
Eastman Chemical	6,400	618
E.I. du Pont de Nemours	7,370	379
Eternit, Brazil	2,200	13
Eurasian Natural Resources, United Kingdom	59,620	756
Ferro*	20,300	264
Fibria Celulose, Brazil	13,069	155
FMC	6,100	534
Freeport-McMoRan Copper & Gold	19,761	1,047
Georgia Gulf*	1,300	26
Gerdau ADR	7,500	68
Givaudan, China	1,310	1,435
Grupo Mexico, Mexico	33,700	124
Hanwha Chemical, South Korea	4,385	194
Harmony Gold Mining, South Africa	18,434	249
Haynes International	3,100	194
Headwaters*	13,100	30
Honam Petrochemical, South Korea	574	235
Horsehead Holding*	49,250	550
Huabao International Holdings, Hong Kong	237,148	201
Impala Platinum Holdings, South Africa	12,584	321

Description	Shares	Market Value ($ Thousands)

Innophos Holdings	7,600	$366
Innospec*	4,200	135
International Nickel Indonesia, Indonesia	68,000	34
International Paper	6,370	189
Jastrzebska Spolka Weglowa, Poland*	247	12
Kaiser Aluminum	600	34
KapStone Paper and Packaging*	15,300	238
KGHM Polska Miedz, Poland	3,356	230
Koppers Holdings	4,700	174
KP Chemical, South Korea	4,670	114
Kumba Iron Ore, South Africa	1,298	99
Lafarge, France	19,508	1,048
Linde, Germany	10,860	1,951
Lock & Lock, South Korea	5,450	247
LSB Industries*	3,000	119
LSR Group GDR, United Kingdom	31,738	240
Lubrizol	4,800	646
Magnesita Refratarios, Brazil*	23,343	94
Magnitogorsk Iron & Steel Works GDR, United Kingdom	23,600	262
Materion*	6,400	244
Minerals Technologies	3,900	253
MMC Norilsk Nickel ADR	11,498	307
Mondi, South Africa	33,754	268
Monsanto	22,473	1,651
Neenah Paper	3,700	75
NewMarket	300	49
Newmont Mining	24,600	1,368
Noranda Aluminum Holding*	6,000	83
OM Group*	900	33
Packaging Corp of America	8,400	224
PolyOne	14,100	219
POSCO, South Korea	44	20
Potash Corp of Saskatchewan	23,500	1,359
PPG Industries	6,600	556
Praxair	3,000	311
Rexam, United Kingdom	226,145	1,379
Rio Tinto, United Kingdom	14,218	1,003
Rock-Tenn, Cl A	2,750	169
Rockwood Holdings*	3,310	200
Schweitzer-Mauduit International	4,475	251
Sensient Technologies	7,400	275
Severstal OAO GDR, United Kingdom	8,732	170
Shin-Etsu Chemical, Japan	20,600	1,111
SK Chemicals, South Korea	1,521	115
Smurfit Kappa Group, Ireland*	63,509	654
Sociedad Minera Cerro Verde, Peru	925	41
Solutia*	8,655	186
Steel Dynamics	13,255	207
Taekwang Industrial, South Korea	12	19
TPC Group*	2,200	88
Vale, Brazil	30,274	973
Valspar	4,000	132
Walter Energy	1,119	137

Adviser Managed Trust / Annual Report / July 31, 2011	17

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2011

Description	Shares	Market Value ($ Thousands)

Worthington Industries	4,700	$99

		40,425

Telecommunication Services — 2.4%
America Movil, Mexico	460,406	594
American Tower, Cl A*	4,853	255
AT&T	206,519	6,043
CenturyLink	4,875	181
China Mobile, Hong Kong	33,500	333
China Unicom Hong Kong, Hong Kong	100,000	199
Chunghwa Telecom ADR	5,700	198
IDT, Cl B	2,400	58
Iridium Communications*	7,700	66
KDDI, Japan	290	2,149
Level 3 Communications*	38,357	84
Magyar Telekom Telecommunications, Hungary	4,279	13
Mobile Telesystems ADR	13,312	250
MTN Group, South Africa	23,940	517
Premiere Global Services*	5,800	49
Sprint Nextel*	120,500	509
Telefonica, Spain	64,759	1,447
Telegraph Norte Leste Participacoes ADR	2,400	34
Telekom Malaysia, Malaysia	50,600	69
Telekomunikasi Indonesia, Indonesia	182,729	158
Tesco	1,900	40
USA Mobility	16,100	266
Verizon Communications	79,700	2,813
Vodafone Group, United Kingdom	561,350	1,585
Vonage Holdings*	22,800	91
Windstream	12,900	157

		18,158

Utilities — 2.2%
AES*	48,900	602
AGL Resources	800	33
Alliant Energy	15,300	603
American Electric Power	32,400	1,194
Aqua America	6,400	135
Avista	3,900	98
California Water Service Group	7,300	134
Cia de Saneamento Basico do Estado de Sao Paulo ADR	400	24
CMS Energy	8,000	153
Constellation Energy Group	16,000	621
Dominion Resources	5,000	242
DPL	5,500	166
Duke Energy	12,800	238
Edison International	28,400	1,081
El Paso Electric	9,800	328
Enagas, Spain	66,364	1,516
Enersis ADR	4,900	107
Entergy	14,900	995
Equatorial Energia, Brazil	1,000	7

Description	Shares	Market Value ($ Thousands)

Exelon	27,500	$1,212
Great Plains Energy	33,300	672
Hawaiian Electric Industries	5,700	133
Huaneng Power International, Cl H, Hong Kong	243,874	120
IDACORP	900	35
Integrys Energy Group	3,000	151
ITC Holdings	2,200	155
Laclede Group	12,805	477
Light, Brazil	2,900	53
MGE Energy	5,400	222
New Jersey Resources	7,960	347
NextEra Energy	4,600	254
NorthWestern	3,400	109
NV Energy	10,000	148
Portland General Electric	11,600	288
Public Service Enterprise Group	26,500	868
Sempra Energy	19,800	1,004
Snam Rete Gas, Italy	141,209	816
Southern	6,200	245
Southwest Gas	3,500	130
Tenaga Nasional, Malaysia	41,000	85
Vectren	5,200	137
Westar Energy	5,600	145
WGL Holdings	5,300	206

		16,289

Total Common Stock (Cost $734,920) ($ Thousands)		722,199

EXCHANGE TRADED FUNDS — 0.9%
iShares MSCI Emerging Markets Index Fund	19,300	910
iShares MSCI Taiwan Index Fund	324,186	4,921
iShares S&P India Nifty 50 Index Fund	42,168	1,198
SPDR S&P 500 Trust	752	97

Total Exchange Traded Funds (Cost $6,962) ($ Thousands)		7,126

PREFERRED STOCK — 0.6%

Consumer Discretionary — 0.3%
Volkswagen, Germany	10,957	2,196

Consumer Staples — 0.0%
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Brazil	1,000	43

Energy — 0.1%
Petroleo Brasileiro, Brazil	21,400	323

Financials — 0.0%
Banco do Estado do Rio Grandedo Sul, Brazil	9,391	94
Itau Unibanco Holding, Brazil	2,700	54

		148

18	Adviser Managed Trust / Annual Report / July 31, 2011

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)

Industrials — 0.0%
Randon Participacoes, Brazil	30,392	$211

Materials — 0.1%
Bradespar, Brazil	4,900	127
Klabin, Brazil	31,600	107
Metalurgica Gerdau, Cl A, Brazil	10,400	119
Suzano Papel e Celulose, Brazil	13,000	86
Vale, Brazil	13,900	407

		846

Telecommunication Services — 0.1%
Brasil Telecom, Brazil	12,100	103
Telecomunicacoes de Sao Paulo, Brazil	1,100	34
Telemar Norte Leste, Brazil	700	20
Tim Participacoes, Brazil	34,707	170

		327

Utilities — 0.0%
Cia Energetica de Minas Gerais, Brazil	11,671	221
Eletropaulo Metropolitana Eletricidade de Sao Paulo, Brazil	3,700	86

		307

Total Preferred Stock (Cost $4,034) ($ Thousands)		4,401

EXCHANGE TRADED NOTE — 0.2%
iPath MSCI India Index	21,373	1,451

Total Exchange Traded Note (Cost $1,473) ($ Thousands)		1,451

TIME DEPOSITS — 1.4%
Brown Brothers Harriman
0.221%, 08/01/11	EUR $ —	1
0.030%, 08/01/11	USD 10,838	10,838
0.005%, 08/01/11	HKD 154	20

Total Time Deposits (Cost $10,859) ($ Thousands)		10,859

U.S. TREASURY OBLIGATION (A) (B) — 0.2%
United States Treasury Bill
0.060%, 12/15/11	1,680	1,679

Total U.S. Treasury Obligation (Cost $1,680) ($ Thousands)		1,679

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.6%
SEI Daily Income Trust Prime Obligation Fund, Cl A 0.020%†**	11,930,092	$11,930

Total Cash Equivalent (Cost $11,930) ($ Thousands)		11,930

Total Investments — 100.3% (Cost $771,858) ($ Thousands)		$759,645

The following is a summary of the Fund’s investments held by country of risk as of July 31, 2011:

Country of Risk	Percentage of Total Investments	Country of Risk	Percentage of Total Investments
Australia	0.20%	Mexico	0.43%
Brazil	1.01	Netherlands	1.23
Canada	0.98	Norway	0.11
China	1.33	Peru	0.01
Columbia	0.02	Philippines	0.01
Czech Republic	0.01	Poland	0.05
Denmark	0.29	Singapore	0.34
France	2.66	South Africa	0.41
Germany	2.81	South Korea	1.38
Greece	0.19	Spain	0.64
Hong Kong	2.36	Sweden	0.36
Hungary	0.04	Switzerland	1.08
Indonesia	0.23	Thailand	0.07
Ireland	0.66	Turkey	0.17
Italy	0.24	United Kingdom	4.41
Japan	3.02	United States	73.12
Malaysia	0.13

A summary of the open futures contracts held by the Fund at July 31, 2011, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index EMINI	210	Sep-2011	$259

			$259

For the period ended July 31, 2011, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on a Net Assets of $757,415 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of July 31, 2011.

(A)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(B)	The rate reported is the effective yield at time of purchase.

†	Investment in Affiliated Security (see Note 3).

‡	Real Estate Investment Trust.

ADR	— American Depositary Receipt

Cl	— Class

EUR	— Euro

GDR	— Global Depositary Receipt

HKD	— Hong Kong Dollar

MSCI	— Morgan Stanley Capital International

S&P	— Standard & Poor’s

SPDR	— Standard & Poor’s Depository Receipt

USD	— United States Dollar

Adviser Managed Trust / Annual Report / July 31, 2011	19

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Concluded)

July 31, 2011

The following is a summary of the inputs used as of July 31, 2011, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$722,199	$—	$—	$722,199
Exchange Traded Funds	7,126	—	—	7,126
Preferred Stock	4,401	—	—	4,401
Exchange Traded Note	1,451	—	—	1,451
Time Deposits	10,859	—	—	10,859
U.S. Treasury Obligation	—	1,679	—	1,679
Cash Equivalent	11,930	—	—	11,930

Total Investments in Securities	$757,966	$1,679	$—	$759,645

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$259	$—	$—	$259

Total Other Financial Instruments	$259	$—	$—	$259

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the period ended July 31, 2011, there were no significant transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Note to Financial Statements.

Amounts designated as “—” are either $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.

20	Adviser Managed Trust / Annual Report / July 31, 2011

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund

July 31, 2011

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 42.1%

Agency Mortgage-Backed Obligations — 36.9%
FHLMC
4.500%, 02/01/41 to 07/01/41	$14,020	$14,714
4.000%, 12/01/40 to 03/01/41	18,069	18,426
3.500%, 11/01/25 to 02/01/26	7,598	7,821
FHLMC TBA
4.000%, 08/15/41	14,400	14,625
3.500%, 08/15/26	9,270	9,528
FNMA
6.000%, 09/01/24 to 09/01/40	17,113	18,768
5.000%, 10/01/35	2,691	2,890
4.500%, 12/01/40	2,931	3,083
4.000%, 03/01/41	1,974	2,014
2.630%, 09/01/17	5,611	5,628
FNMA TBA
6.500%, 09/01/37	6,000	6,654
6.000%, 09/01/37 to 08/25/41	8,000	8,785
5.500%, 08/01/37	11,500	12,461
4.500%, 09/01/33 to 08/25/41	18,710	19,526
4.000%, 08/25/41 to 08/25/41	3,655	3,712
3.500%, 08/25/26 to 08/01/40	9,640	9,483
GNMA
6.500%, 09/15/13 to 02/15/39	1,757	1,984
6.000%, 08/15/24 to 05/20/38	702	770
5.500%, 10/15/32 to 05/15/38	1,916	2,129
5.000%, 08/15/33 to 09/15/39	6,864	7,522
4.500%, 01/15/39 to 02/15/39	1,649	1,766
GNMA TBA
4.500%, 08/15/39	5,000	5,328
4.000%, 08/01/39 to 08/15/41	10,880	11,248

		188,865

Non-Agency Mortgage-Backed Obligations — 5.2%
Bear Stearns Commercial Mortgage Securities, Ser 2005-T18, Cl A4
4.933%, 02/13/42 (A)	1,000	1,075

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Bear Stearns Commercial Mortgage Securities, Ser 2005-T20, Cl A4A
5.148%, 10/12/42 (A)	$1,495	$1,643
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW12
5.720%, 09/11/38 (A)	1,000	1,110
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW13, Cl A4
5.540%, 09/11/41	1,000	1,097
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW14, Cl A4
5.201%, 12/11/38	585	633
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW16, Cl A4
5.715%, 06/11/40 (A)	398	437
Citigroup, Ser 2005-CD1
5.220%, 07/15/44 (A)	1,000	1,097
Commercial Mortgage Pass-Through Certificates, Ser 2006-C7, Cl A4
5.943%, 06/10/46 (A)	460	509
Credit Suisse Mortgage Capital Certificates, Ser 2006-C5, Cl A3
5.311%, 12/15/39	1,495	1,602
DBUBS Mortgage Trust, Ser 2011-LC1A, Cl A3
5.002%, 11/10/46 (B)	1,020	1,059
Greenwich Capital Commercial Funding, Ser 2004-GG1, Cl A7
5.317%, 06/10/36 (A)	1,325	1,429
Greenwich Capital Commercial Funding, Ser 2006-GG7, Cl A4
5.881%, 07/10/38 (A)	2,445	2,711
Greenwich Capital Commercial Funding, Ser 2007-GG9, Cl A4
5.444%, 03/10/39	1,485	1,595
GS Mortgage Securities II, Ser 2006-GG6, Cl A4
5.553%, 04/10/38 (A)	1,000	1,087
JP Morgan Chase Commercial Mortgage Securities, Ser 2002-C1, Cl A3
5.376%, 07/12/37	845	864
Morgan Stanley Capital I, Ser 2005-HQ6, Cl A4A
4.989%, 08/13/42	950	1,022
Morgan Stanley Capital I, Ser 2005-T17, Cl A5
4.780%, 12/13/41	766	818
Morgan Stanley Capital I, Ser 2007-IQ16, Cl A4
5.809%, 12/12/49	1,455	1,587
Morgan Stanley Capital I, Ser 2007-T25
5.514%, 11/12/49 (A)	1,465	1,607
Morgan Stanley Capital I, Ser 2011-C1, Cl A4
5.033%, 09/15/47 (A) (B)	225	238

Adviser Managed Trust / Annual Report / July 31, 2011	21

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Continued)

July 31, 2011

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

OBP Depositor Trust, Ser 2010-OBP, Cl A
4.646%, 07/15/45 (B)	$605	$642
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C20
5.118%, 07/15/42 (A)	1,785	1,946
WF-RBS Commercial Mortgage Trust
4.869%, 02/15/44 (A)	465	488

		26,296

Total Mortgage-Backed Securities (Cost $212,318) ($ Thousands)		215,161

CORPORATE OBLIGATIONS — 26.7%

Consumer Discretionary — 3.3%
Anheuser-Busch
5.000%, 04/15/20	1,000	1,123
Automotores Gildemeister
8.250%, 05/24/21 (B)	1,500	1,580
CBS
8.200%, 05/15/14	1,500	1,761
Cequel Communications Holdings I and Cequel Capital
8.625%, 11/15/17 (B)	2,000	2,127
Comcast
6.450%, 03/15/37	1,000	1,111
COX Communications
5.875%, 12/01/16 (B)	750	861
Daimler Finance North America
1.950%, 03/28/14 (B)	400	406
Delta Air Lines 2002-1 CI G-1 Pass-Through Trust
6.718%, 01/02/23	1,053	1,061
Deutsche Telekom International Finance BV
3.125%, 04/11/16 (B)	185	190
DIRECTV Holdings
3.500%, 03/01/16	845	889
News America
6.150%, 02/15/41 (B)	1,200	1,197
Sears Holdings
6.625%, 10/15/18 (B)	2,000	1,825
Time Warner
5.875%, 11/15/16	1,750	2,025
Time Warner Cable
5.850%, 05/01/17	530	608

		16,764

Consumer Staples — 1.2%
Altria Group
9.700%, 11/10/18	1,100	1,485
Kraft Foods
6.500%, 02/09/40	2,000	2,339
Pernod-Ricard
5.750%, 04/07/21 (B)	675	729

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Wal-Mart Stores
1.625%, 04/15/14	$1,300	$1,329

		5,882

Energy — 2.3%
Anadarko Petroleum
6.375%, 09/15/17	800	943
Arch Coal
7.000%, 06/15/19 (B)	480	503
BP Capital Markets
3.200%, 03/11/16	1,500	1,573
Ensco
3.250%, 03/15/16	1,500	1,563
Gazprom OAO Via Gaz Capital MTN
6.510%, 03/07/22	1,900	2,071
Kinder Morgan Energy Partners
5.950%, 02/15/18	750	857
MIE Holdings
9.750%, 05/12/16 (B)	1,500	1,487
Petrobras International Finance
5.375%, 01/27/21	1,500	1,598
Southern Union
7.200%, 11/01/66 (A)	500	465
Valero Energy
6.625%, 06/15/37	500	543

		11,603

Financials — 11.8%
American Express
7.250%, 05/20/14	1,700	1,959
American International Group MTN
5.450%, 05/18/17	1,200	1,272
Banco do Brasil
5.875%, 01/26/22 (B)	2,500	2,531
Bank of America
5.875%, 01/05/21	3,550	3,718
5.650%, 05/01/18	1,700	1,799
Barclays Bank
6.050%, 12/04/17 (B)	300	314
Boeing Capital
2.900%, 08/15/18	125	126
Capital One Financial
6.150%, 09/01/16	1,000	1,122
Caterpillar Financial Services
2.050%, 08/01/16	450	453
CIT Group
7.000%, 05/02/16 (B)	2,000	2,005
5.250%, 04/01/14 (B)	50	50
Citigroup
8.500%, 05/22/19	450	566
6.125%, 08/25/36	1,000	992
5.300%, 01/07/16	2,000	2,190
Credit Suisse NY
6.000%, 02/15/18	800	865

22	Adviser Managed Trust / Annual Report / July 31, 2011

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Franshion Development
6.750%, 04/15/21 (B)	$2,000	$1,925
FUEL Trust
4.207%, 04/15/16 (B)	1,375	1,398
General Electric Capital
5.300%, 02/11/21	1,500	1,599
4.625%, 01/07/21	2,800	2,880
3.750%, 11/14/14	1,000	1,064
Goldman Sachs Group
6.150%, 04/01/18	1,350	1,487
6.000%, 06/15/20	2,500	2,712
5.250%, 07/27/21	40	41
Halyk Savings Bank of Kazakhstan
7.250%, 01/28/21 (B)	2,000	2,010
HCP‡
5.375%, 02/01/21	1,000	1,071
Health Care‡
5.250%, 01/15/22	885	917
4.700%, 09/15/17	1,000	1,037
Healthcare Realty Trust‡
5.750%, 01/15/21	1,000	1,049
HSBC Bank
3.100%, 05/24/16 (B)	270	273
HSBC Holdings
5.100%, 04/05/21	600	630
JPMorgan Chase
6.300%, 04/23/19	500	576
5.125%, 09/15/14	1,000	1,081
4.250%, 10/15/20	3,000	2,992
Kimco Realty‡
6.000%, 11/30/12	1,000	1,056
Liberty Property‡
6.375%, 08/15/12	1,100	1,152
Lloyds TSB Bank
6.375%, 01/21/21	500	527
Merrill Lynch
7.750%, 05/14/38	1,000	1,094
Morgan Stanley
6.000%, 05/13/14	500	545
5.750%, 01/25/21	2,650	2,790
5.500%, 07/28/21	50	51
NCUA Guaranteed Notes
0.206%, 06/12/13 (A)	2,400	2,400
Nordea Bank
4.875%, 05/13/21 (B)	400	393
VTB Capital
6.551%, 10/13/20 (B)	2,000	2,038
WEA Finance
7.125%, 04/15/18 (B)	1,000	1,182
Wells Fargo Bank
4.750%, 02/09/15	2,000	2,151

		60,083

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Health Care — 1.0%
Amgen
4.100%, 06/15/21	$350	$359
Boston Scientific
6.000%, 01/15/20	1,000	1,140
Express Scripts
3.125%, 05/15/16	510	521
HCA
7.875%, 02/15/20	2,000	2,165
Pfizer
6.200%, 03/15/19	700	849

		5,034

Industrials — 1.0%
Empresas ICA
8.900%, 02/04/21 (B)	1,400	1,470
International Lease Finance
7.125%, 09/01/18 (B)	1,000	1,065
TAM Capital 3
8.375%, 06/03/21 (B)	2,500	2,646

		5,181

Information Technology — 0.0%
International Business Machines
1.950%, 07/22/16	150	150

Materials — 1.3%
ArcelorMittal
6.750%, 03/01/41	1,000	1,022
Consolidated Minerals
8.875%, 05/01/16 (B)	1,500	1,496
FMG Resources
7.000%, 11/01/15 (B)	2,000	2,073
Vedanta Resources
6.750%, 06/07/16 (B)	2,200	2,236

		6,827

Telecommunication Services — 2.4%
AT&T
6.500%, 09/01/37	1,000	1,134
6.300%, 01/15/38	600	664
CCH II
13.500%, 11/30/16	510	602
CSC Holdings
8.500%, 04/15/14	1,080	1,204
Intelsat Jackson Holdings
8.500%, 11/01/19	1,900	2,033
Nextel Communications
5.950%, 03/15/14	1,190	1,194
Qtel International Finance
5.000%, 10/19/25	2,000	1,919

Adviser Managed Trust / Annual Report / July 31, 2011	23

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Continued)

July 31, 2011

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Qwest Communications International
7.500%, 02/15/14	$1,180	$1,198
Telecom Italia Capital
5.250%, 11/15/13	200	203
Verizon Communications
6.400%, 02/15/38	250	288
Windstream
7.875%, 11/01/17	1,925	2,057

		12,496

Utilities — 2.4%
Arizona Public Service
6.375%, 10/15/11	2,000	2,023
Calpine Construction Finance and CCFC Finance
8.000%, 06/01/16 (B)	2,500	2,700
Dominion Resources
4.450%, 03/15/21	866	911
Exelon Generation
5.200%, 10/01/19	750	802
KCP&L Greater Missouri Operations
11.875%, 07/01/12	1,250	1,371
NRG Energy
7.625%, 01/15/18 (B)	2,865	2,915
Progress Energy
7.050%, 03/15/19	125	153
Sabine Pass LNG
7.500%, 11/30/16	1,450	1,494

		12,369

Total Corporate Obligations (Cost $134,229) ($ Thousands)		136,389

U.S. TREASURY OBLIGATIONS — 20.2%
U.S. Treasury Bonds
5.375%, 02/15/31	2,925	3,569
4.750%, 02/15/41	4,000	4,431
4.375%, 05/15/40	1,075	1,120
4.375%, 05/15/41	1,895	1,973
4.250%, 05/15/39	1,700	1,739
3.875%, 08/15/40 (C)	2,000	1,912
2.625%, 11/15/20	425	422
U.S. Treasury Notes
3.625%, 02/15/21	3,275	3,514
3.250%, 07/31/16	5,175	5,652
3.125%, 05/15/21	1,000	1,027
2.250%, 05/31/14	3,700	3,880
1.500%, 06/30/16	4,500	4,534
1.250%, 02/15/14	5,950	6,071
1.000%, 10/31/11	14,290	14,319
1.000%, 03/31/12	26,377	26,508
0.625%, 06/30/12	2,986	2,995
0.625%, 02/28/13	19,525	19,615

Total U.S. Treasury Obligations (Cost $102,000) ($ Thousands)		103,281

Description		Face Amount ($ Thousands) (1)	Market Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.3%
FFCB
0.240%, 10/15/13 (A)		$2,355	$2,350
FHLB
2.750%, 03/13/15		5,000	5,271
0.700%, 07/05/13		2,385	2,382
0.500%, 11/16/12 to 12/28/12		8,385	8,387
FHLMC
2.500%, 04/23/14		5,000	5,239
1.000%, 01/08/14		2,400	2,396
0.800%, 09/27/13		2,400	2,400
FNMA
5.000%, 03/15/16		5,000	5,782
3.000%, 09/16/14		1,430	1,526
0.750%, 02/26/13		4,420	4,444
0.360%, 06/23/14 (A)		2,390	2,384

Total U.S. Government Agency Obligations (Cost $42,032) ($ Thousands)			42,561

FOREIGN SOVEREIGN BONDS — 5.3%
Brazilian Government International Bond
8.250%, 01/20/34		150	212
5.875%, 01/15/19		250	291
Bundesobligation
1.750%, 10/09/15		1,060	1,532
Bundesrepublik Deutschland
4.250%, 07/04/18		1,520	2,476
3.750%, 07/04/13		580	874
3.750%, 01/04/17		1,010	1,583
3.500%, 07/04/19		1,500	2,340
3.250%, 07/04/21		80	122
2.500%, 01/04/21		1,685	2,422
Bundesschatzanweisungen
1.500%, 03/15/13		250	361
1.000%, 12/14/12		445	638
Indonesia Government International Bond
5.875%, 03/13/20		1,350	1,539
Japan Government Five Year Bond	JPY
0.600%, 09/20/14		90,000	1,180
0.500%, 03/20/15		60,000	784
Japan Government Ten Year Bond	JPY
1.900%, 06/20/16		10,000	139
1.800%, 06/20/18		62,000	867
1.700%, 09/20/17		60,000	833
1.400%, 06/20/19		90,000	1,222
1.300%, 03/20/21		93,000	1,236
1.200%, 12/20/20		90,000	1,189
1.100%, 03/20/21		22,500	294
0.600%, 03/20/13		109,000	1,422

24	Adviser Managed Trust / Annual Report / July 31, 2011

Description	Face Amount ($ Thousands) (1)		Market Value ($ Thousands)

United Kingdom Gilt
5.000%, 03/07/18		$ 850	$1,640
3.750%, 09/07/20		1,100	1,932
2.750%, 01/22/15		60	103

Total Foreign Sovereign Bonds (Cost $25,378) ($ Thousands)			27,231

MUNICIPAL BONDS — 1.9%
California State, BAB
7.300%, 10/01/39		2,500	2,971
Illinois State, BAB
2.186%, 02/01/12		1,000	1,004
Illinois State, GO
5.665%, 03/01/18		500	531
5.100%, 06/01/33		2,000	1,799
Los Angeles, Department of Water & Power, BAB
5.716%, 07/01/39		1,000	1,039
New Jersey State, Turnpike Authority, BAB
7.414%, 01/01/40		1,000	1,273
New York City, Municipal Water Finance Authority, BAB
5.882%, 06/15/44		1,000	1,140

Total Municipal Bonds (Cost $8,749) ($ Thousands)			9,757

ASSET-BACKED SECURITY — 0.1%
Small Business Administration, Ser 2011-10A, Cl 1
4.084%, 03/10/21		635	650

Total Asset-Backed Security (Cost $636) ($ Thousands)			650

CERTIFICATE OF DEPOSIT - YANKEE — 0.5%
Abbey National Treasury Services
1.553%, 04/25/13 (A)		2,300	2,296

Total Certificate of Deposit - Yankee (Cost $2,300) ($ Thousands)			2,296

TIME DEPOSIT — 10.2%
Brown Brothers Harriman
0.030%, 08/01/11	USD	52,241	52,241

Total Time Deposit (Cost $52,241) ($ Thousands)			52,241

COMMERCIAL PAPER (D) — 2.7%
BNP Paribas
0.300%, 08/26/11		2,215	2,215
Credit Suisse
0.200%, 10/17/11		2,315	2,314

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Deutsche Bank
0.200%, 08/24/11	$2,260	$2,260
National Rural Utilities
0.110%, 08/23/11	2,310	2,310
Rabobank
0.175%, 10/14/11	2,295	2,294
UBS Finance
0.195%, 10/17/11	2,310	2,309

Total Commercial Paper (Cost $13,701) ($ Thousands)		13,702

Total Investments — 118.0% (Cost $593,584) ($ Thousands)		$603,269

A summary of the open futures contracts held by the Fund at July 31, 2011, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Australian 10-Year Bond	(42)	Sep-2011	$(77)
Long Gilt 10-Year Bond	25	Sep-2011	90
U.S. 10-Year Treasury Note	70	Sep-2011	54
U.S. 5-Year Treasury Note	(64)	Sep-2011	(54)
U.S. Long Treasury Bond	(14)	Sep-2011	(57)
U.S. Ultra Long Treasury Bond	6	Sep-2011	29

			$(15)

For the period ended July 31, 2011, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

A summary of the outstanding forward foreign currency contracts held by the Fund at July 31, 2011, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
8/26/11	EUR	9,001	USD	13,027	$101
8/26/11	GBP	2,361	USD	3,867	(7)
8/26/11	JPY	701,218	USD	8,981	(109)
8/26/11	USD	212	EUR	147	(1)
8/26/11	USD	61	GBP	37	—
8/26/11	USD	192	JPY	14,928	1

					$(15)

A summary of the counterparties for the outstanding forward foreign currency contracts held by the Fund at July 31, 2011, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Depreciation ($ Thousands)
Brown Brothers Harriman	(26,355)	26,341	$(15)

Adviser Managed Trust / Annual Report / July 31, 2011	25

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Concluded)

July 31, 2011

A summary of outstanding swap agreements held by the Fund at July 31, 2011, is as follows:

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Termination Date	Notional Amount (Thousands)		Net Unrealized Appreciation (Depreciation) ($ Thousands)
Goldman Sachs	CDX.EM.S14V1 Index	SELL	5.00%	12/20/15	$(10,800)		$47
Goldman Sachs	CDX.EM.HY S15V1 Index	SELL	5.00	12/20/15	(25,800)		(468)
Goldman Sachs	CDX-EM.S15V1 5Y Index	SELL	5.00	06/20/16	(4,800)		35
Goldman Sachs	CDX-NA.HY S16V1 5Y Index	SELL	5.00	06/20/16	(1,400)		(29)
Goldman Sachs	CDX-NA.IG S16V1 5Y Index	SELL	1.00	06/20/16	(7,415)		4
Goldman Sachs	ITRAXX Europe.S15V1 5Y Index	SELL	1.00	06/20/16	(150	) EUR	4
Goldman Sachs	ITRAXX Crossover.S15V1 5Y Index	SELL	5.00	06/20/16	(115	) EUR	7

							$(400)

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Barclays Bank PLC	2.67%	3-Month LIBOR	06/18/17	$2,505	$51
Barclays Bank PLC	1.38	3-Month LIBOR	06/18/14	5,985	(46)
Morgan Stanley	3.93	3-Month LIBOR	05/15/41	1,145	(22)

					$(17)

Percentages are based on a Net Assets of $511,383 ($ Thousands).

(1)	In U.S. dollars unless otherwise indicated.

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of July 31, 2011. The date reported on the Schedule of Investments is the next reset date.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the board of Trustees.

(C)	All or a portion of this security has been pledged as collateral for open futures contracts.

(D)	The rate reported on the Schedule of Investments is the effective yield at time of purchase.

‡	Real Estate Investment Trust.

BAB — Build America Bond

Cl — Class

EUR — Euro

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound

GNMA — Government National Mortgage Association

GO — General Obligation

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

NCUA — National Credit Union Administration

PLC — Public Liability Company

Ser — Series

TBA — To Be Announced

USD — United States Dollar

The following is a summary of the inputs used as of July 31, 2011, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands).

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$215,161	$—	$215,161
Corporate Obligations	—	136,389	—	136,389
U.S. Treasury Obligations	—	103,281	—	103,281
U.S Government Agency Obligations	—	42,561	—	42,561
Foreign Sovereign Bonds	—	27,231	—	27,231
Municipal Bonds	—	9,757	—	9,757
Asset-Backed Security	—	650	—	650
Certificate of Deposit - Yankee	—	2,296	—	2,296
Time Deposit	52,241	—	—	52,241
Commercial Paper	—	13,702	—	13,702

Total Investments in Securities	$52,241	$551,028	$—	$603,269

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$(15)	$—	$—	$(15)
Forwards Currency Contracts*	(15)	—	—	(15)
Credit Default Swaps	—	(400)	—	(400)
Interest Rate Swaps	—	(17)	—	(17)

Total Other Financial Instruments	$(30)	$(417)	$—	$(447)

*	Futures contracts and forwards contracts are valued at the unrealized depreciation on the instruments.

For the period ended July 31, 2011, there were no significant transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Note to Financial Statements.

Amounts designated as “—” are either $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.

26	Adviser Managed Trust / Annual Report / July 31, 2011

SCHEDULE OF INVESTMENTS

Tactical Defensive Fund‡

July 31, 2011

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 100.0%
SEI Daily Income Trust Prime Obligation Fund, Cl A
0.020%*†**	100,021	$100

Total Cash Equivalent (Cost $100) ($ Thousands)		100

Total Investments — 100.0% (Cost $100) ($ Thousands)		$100

Percentages are based on a Net Assets of $100 ($ Thousands).

*	The Fund’s investment in the SEI Daily Income Trust Prime Obligation Fund, Class A represents greater than 75% of the Fund’s total investments. The SEI Daily Income Trust Prime Obligation Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income. The Schedule of Investments and Statement of Assets and Liabilities as of July 31, 2011 (unaudited), and the Annual Report as of January 31, 2011 for the SEI Daily Income Trust Prime Obligation Fund are included at the back of these financial statements. For further financial information, available upon request at no charge, on the SEI Daily Income Trust Prime Obligation Fund please go to the Securities Exchange Commission’s website at http://www.sec.gov or call 1-800- DIAL-SEI.

**	The rate reported is the 7-day effective yield as of July 31, 2011.

†	Investment in Affiliated Security (see Note 5).

‡	As of July 31, 2011, the Fund was not an active component of the Adviser Managed Strategy.

Cl — Class

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2011	27

Statements of Assets and Liabilities ($ Thousands)

July 31, 2011

	Tactical Offensive Equity Fund	Tactical Offensive Fixed Income Fund	Tactical Defensive Fund†
ASSETS:
Investments, at value†	$747,715	$603,269	$—
Affiliated investments, at value††	11,930	—	100
Cash	1,826	84	—
Receivable for investment securities sold	4,399	19,092	—
Dividends and interest receivable	609	3,496	—
Unrealized gain on foreign spot currency contracts	594	—	—
Receivable for fund shares sold	411	639	—
Foreign tax reclaim receivable	143	—	—
Unrealized gain on forward foreign currency contracts	—	102	—
Swap contracts, at value††††	—	2,761	—
Receivable for variation margin	—	99	—
Prepaid expenses	77	46	15
Total Assets	767,704	629,588	115
LIABILITIES:
Payable for investment securities purchased	6,811	117,333	—
Overdraft of foreign currency, at value†††	1,104	—	—
Payable for fund shares redeemed	929	193	—
Unrealized loss on foreign spot currency contracts	591	—	—
Investment advisory fees payable	368	137	—
Shareholder servicing fees payable	166	108	—
Administration fees payable	133	87	—
Payable for variation margin	89	115	—
Trustees fees payable	10	7	—
Chief Compliance Officer fees payable	6	4	—
Unrealized loss on forward foreign currency contracts	—	117	—
Swap contracts, at value††††	—	66	—
Accrued expense payable	82	38	15
Total Liabilities	10,289	118,205	15
Net Assets	$757,415	$511,383	$100
†Cost of investments	759,928	593,584	—
††Cost of affiliated investments	11,930	—	100
†††Cost of foreign currency	(1,104)	—	—
††††Premiums received	—	3,112	—
NET ASSETS:
Paid-in-Capital — (unlimited authorization — no par value)	$772,711	$498,515	$100
Undistributed net investment income	4,518	176	—
Accumulated net realized gain (loss) on investments, futures contracts, swap contracts and foreign currency	(7,861)	3,450	—
Net unrealized appreciation (depreciation) on investments	(12,213)	9,685	—
Net unrealized appreciation (depreciation) on futures contracts	259	(15)	—
Net unrealized depreciation on swap contracts	—	(417)	—
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	1	(11)	—
Net Assets	$757,415	$511,383	$100
Net Asset Value, Offering and Redemption Price Per Share	$9.80	$10.26	$10.00
	($757,414,686 ÷ 77,310,088 shares )	($511,383,321÷ 49,821,957 shares )	($100,022 ÷ 10,000 shares	)

†	As of July 31, 2011, the Fund was not an active component of the Adviser Managed Strategy.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

28	Adviser Managed Trust / Annual Report / July 31, 2011

Statements of Operations ($ Thousands)

For the period ended July 31, 2011

	Tactical Offensive Equity Fund*	Tactical Offensive Fixed Income Fund*	Tactical Defensive Fund*†
Investment Income:
Dividends	$8,108	$—	$—
Dividends from Affiliated Registered Investment Company(1)	3	—	—
Interest Income	1	5,221	—
Less: Foreign Taxes Withheld	(344)	—	—
Total Investment Income	7,768	5,221	—
Expenses:
Investment Advisory Fees	2,258	719	—
Shareholder Servicing Fees	807	514	—
Administration Fees	645	411	—
Trustee Fees	10	7	—
Chief Compliance Officer Fees	6	4	—
Custodian/Wire Agent Fees	56	9	—
Professional Fees	52	41	—
Deferred Offering Costs(2)	46	28	7
Printing Fees	13	8	—
Registration Fees	4	3	—
Other Expenses	10	5	—
Total Expenses	3,907	1,749	7
Less:
Waiver of Investment Advisory Fees	(345)	(97)	—
Reimbursement from Adviser	—	—	(7)
Net Expenses	3,562	1,652	—
Net Investment Income	4,206	3,569	—
Net Realized Gain (Loss) on:
Investments	(6,676)	4,249	—
Futures Contracts	(1,145)	(102)	—
Swap Contracts	—	541	—
Foreign Currency Transactions	226	(1,088)	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(12,213)	9,685	—
Futures Contracts	259	(15)	—
Swap Contracts	—	(417)	—
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	1	(11)	—
Net Increase (Decrease) in Net Assets Resulting from Operations	$(15,342)	$16,411	$—

*	Commenced operations on February 25, 2011.
†	As of July 31, 2011, the Fund was not an active component of the Adviser Managed Strategy.
(1)	See Note 5 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2011	29

Statements of Changes in Net Assets ($ Thousands)

For the period ended July 31,

	Tactical Offensive Equity Fund*	Tactical Offensive Fixed Income Fund*	Tactical Defensive Fund†
	2011	2011	2011
Operations:
Net Investment Income	$4,206	$3,569	$—
Net Realized Gain (Loss) from Investments, Futures Contracts and Swap Contracts	(7,821)	4,688	—
Net Realized Gain (Loss) on Foreign Currency Transactions	226	(1,088)	—
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Swap Contracts	(11,954)	9,253	—
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions	1	(11)	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,342)	16,411	—
Dividends and Distributions From:
Net Investment Income	—	(3,570)	—
Total Dividends and Distributions	—	(3,570)	—
Capital Share Transactions:(1)
Proceeds from Shares Issued	835,980	522,482	100
Reinvestment of Dividends & Distributions	—	3,570	—
Cost of Shares Redeemed	(63,223)	(27,510)	—
Increase in Net Assets Derived from Capital Share Transactions	772,757	498,542	100
Net Increase in Net Assets	757,415	511,383	100
Net Assets:
Beginning of Period	—	—	—
End of Period	$757,415	$511,383	$100
Undistributed Net Investment Income Included in Net Assets at Period End	$4,518	$176	$—
*	Commenced operations on February 25, 2011.
†	Seed financials were audited for the period of January 5, 2011. The Fund commenced operations on February 25, 2011. As of July 31, 2011, the Fund was not an active component of the Adviser Managed Strategy.
(1)	See Note 6 in the Notes to Financial Statements for additional information.

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.

30	Adviser Managed Trust / Annual Report / July 31, 2011

Financial Highlights

For the period ended July 31,

For a share outstanding throughout each period

	Net Asset Value Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Tactical Offensive Equity Fund
2011*	$10.00	$0.06	$(0.26)	$(0.20)	$—	$—	$—	$9.80	(2.00)%	$757,415	1.10%		1.10%		1.21%		1.41%	77%
Tactical Offensive Fixed Income Fund
2011*	$10.00	$0.07	$0.26	$0.33	$(0.07)	$—	$(0.07)	$10.26	3.33%	$511,383	0.80%		0.80%		0.85%		1.74%	180%
Tactical Defensive Fund
2011*‡	$10.00	$—	$—	$—	$—	$—	$—	$10.00	—%	$100	0.60	%(2)	0.60	%(2)	17.36	%(2)	—%	—%

*	Commenced operations on February 25, 2011. All ratios for the period have been annualized.
†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
‡	As of July 31, 2011, the Fund was not an active component of the Adviser Managed Strategy.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2011	31

Notes to Financial Statements

July 31, 2011

1. ORGANIZATION

Adviser Managed Trust (the “Trust”) was established as a Delaware statutory trust under an Agreement and Declaration of Trust dated September 22, 2010. The Trust commenced operations on February 25, 2011. On this date, the Tactical Offensive Equity Fund issued 76,701,629 shares and acquired cash and securities at their then current value of $767,016,288 and the Tactical Offensive Fixed Income Fund issued 44,796,905 shares and acquired cash and securities at their then current value of $447,969,048.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company with 3 registered funds: Tactical Offensive Equity, Tactical Offensive Fixed Income and Tactical Defensive Fund (each a “Fund,” collectively, the “Funds”) each of which are diversified Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectus provides a description of each Fund’s investment objective and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations acquired with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Trust’s Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, the adviser or sub-adviser may request that a Fair Value Committee Meeting be called. In addition, the Trust’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Fair Value Committee Meeting should be called based on the information provided.

The Tactical Offensive Equity Fund which holds international securities also uses a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by these funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular

32	Adviser Managed Trust / Annual Report / July 31, 2011

security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, these funds that hold international securities will value the non-U.S. securities within that fund that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

Options and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options and warrants not traded on a national securities exchange are valued at the last quoted bid price.

In accordance with GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	quoted prices in active markets for identical investments
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)
Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the period ended July 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the period ended July 31, 2011, there have been no significant changes to the Trust’s fair valuation methodologies. For details of the investment classification, reference the Schedules of Investments.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Repurchase Agreements — A Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. It is the Fund’s policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund’s custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited. There were no outstanding repurchase agreements as of July 31, 2011.

Reverse Repurchase Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in a segregated account with the custodian. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, those Funds use of the proceeds under the reverse repurchase agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. There were no outstanding reverse repurchase agreements as of July 31, 2011.

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Offering Costs — The Funds’ offering costs, which include registration fees, typesetting and prospectus printing, and preparation of the initial registration agreement, are being amortized over a twelve-month period from inception and can be found on the Statement of Operations.

Foreign Currency Translation — The books and records of the Funds’ investments in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

Adviser Managed Trust / Annual Report / July 31, 2011	33

Notes to Financial Statements (Continued)

July 31, 2011

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. A Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of July 31, 2011, if applicable.

Futures Contracts — The Tactical Offensive Equity and Tactical Offensive Fixed Income Funds utilized futures contracts during the period ended July 31, 2011. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments or Summary Schedule of Investments for details regarding open futures contracts as of July 31, 2011, if applicable.

Options/Swaptions Writing/Purchasing — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option/swaption contracts to enhance its returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/ swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The Funds had no options contracts as of July 31, 2011.

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open option/swaption contracts as of July 31, 2011. The Funds had no open option/swaption contracts as of July 31, 2011.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in swap contracts for speculative or hedging purposes. Swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage

34	Adviser Managed Trust / Annual Report / July 31, 2011

the Fund’s interest rate duration and yield curve exposure. Swaps may also be used to mitigate the Fund’s overall level of risk and/or the Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio, to protect a Fund’s value from changes in interest rates, or to expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. Refer to each Fund’s Schedule of Investments or Summary Schedule of Investments for details regarding open swap agreements as of July 31, 2011, if applicable.

Delayed Delivery Transactions — To the extent consistent with its Investment Objective and Strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by those Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, that Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Those Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When those Funds have sold a security on a delayed delivery basis, that Fund does not participate in future gains and losses with respect to the security.

Loan Participations and Brady Bonds — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in this Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. This Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Adviser Managed Trust / Annual Report / July 31, 2011	35

Notes to Financial Statements (Continued)

July 31, 2011

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Collateralized Debt Obligations — A Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed security. A CLO is a trust, typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders annually for the Tactical Offensive Equity Fund; declared and paid quarterly for the

Tactical Offensive Fixed Income Fund; declared daily and paid monthly for the Tactical Defensive Fund, once the Financial Adviser allocates its client’s assets to the Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. CREDIT DERIVATIVES

When a Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset-backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

36	Adviser Managed Trust / Annual Report / July 31, 2011

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Certain Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty.

As of July 31, 2011, the Tactical Offensive Fixed Income is the seller (“providing protection”) on a total notional amount of $50.5 million of credit default swaps (“CDS”). The notional amounts of the swaps are not recorded in the financial statements; however the notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur. Those credit default swaps for which the Fund is providing protection at balance sheet date are summarized as follows:

TACTICAL OFFENSIVE FIXED INCOME FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CREDIT DEFAULT SWAPS		CREDIT DEFAULT SWAPS ON AN INDEX
REFERENCE ASSET	CORPORATE US$	SOVEREIGN US$	ASSET-BACKED SECURITIES US$	CORPORATE US$	Total
Fair value of written credit derivatives	$—	$—	$2,711,618	$—	$2,711,618
Maximum potential amount of future payments	$—	$—	$50,480,000	$—	$50,480,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	$—	$—	$—	$—	$—
Collateral held by the Fund or other third parties which the Fund can obtain upon occurrence of triggering event	$—	$—	$2,887,622	$—	$2,887,622

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
TACTICAL OFFENSIVE FIXED INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)[1]
0-100	$—	$—	$7,415,000	$—	$—	$7,415,000
101-200	$—	$—	$150,000	$—	$—	$150,000
201-300	$—	$—	$15,600,000	$—	$—	$15,600,000
Greater than 301	$—	$—	$27,315,000	$—	$—	$27,315,000
Total	$—	$—	$50,480,000	$—	$—	$50,480,000

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

Adviser Managed Trust / Annual Report / July 31, 2011	37

Notes to Financial Statements (Continued)

July 31, 2011

4. DERIVATIVE TRANSACTIONS

The fair value of derivative instruments as of July 31, 2011 was as follows:

	Asset Derivatives			Liability Derivatives
	Period ended July 31, 2011 ($ Thousands)			Period ended July 31, 2011 ($ Thousands)
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:

Tactical Offensive Fixed Income
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	$102		Unrealized loss on forward foreign currency contracts	$117
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	173	*	Net Assets — Unrealized depreciation on futures contracts	188	*
	Net Assets — Unrealized appreciation on swap contracts	51	†	Net Assets — Unrealized depreciation on swap contracts	68	†
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	97	†	Net Assets — Unrealized depreciation on swap contracts	497	†

Total Derivatives not accounted for as hedging instruments		$423			$870

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.
†	Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities for swap contracts that have paid premiums.

The effect of derivative instruments on the Statements of Operations for the period ended July 31, 2011.

Amount of realized Gain or (Loss) on Derivatives Recognized in Income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Currency Contracts	Swaps	Total
Tactical Offensive Fixed Income
Foreign exchange contracts	$—	$(1,139)	$—	$(1,139)
Interest rate contracts	(102)	—	—	(102)
Credit contracts	—	—	541	541
Total	$(102)	$(1,139)	$541	$(700)

Change in Unrealized Depreciation on Derivatives Recognized in Income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Currency Contracts	Swaps	Total
Tactical Offensive Fixed Income
Foreign exchange contracts	$—	$(15)	$—	$(15)
Interest rate contracts	(15)	—	(17)	(32)
Credit contracts	—	—	(400)	(400)
Total	$(15)	$(15)	$(417)	$(447)

The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

5. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Administration and Transfer Agency Agreement — The Trust and SEI Investments Global Funds Services (the “Administrator”) are parties to an Administration and Transfer Agency Agreement dated December 10, 2010 under which the Administrator provides administrative and shareholder servicing for an annual fee of 0.20% of the average daily net assets of each Fund. The Administrator has agreed voluntarily to waive all or a portion of its fee in order to limit the operating expenses of the Funds. Any such waiver is voluntary and may be terminated at any time of the Administrator’s sole discretion.

Investment Advisory Agreement — SEI Investments Management Corporation (“SIMC”) serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee that is calculated daily and paid monthly, based on the average daily net assets of each Fund. SIMC has voluntarily agreed to waive a portion of its fee so that the total annual expenses of each Fund, exclusive of acquired fund fees expenses, will not exceed certain voluntary expense limitations adopted by SIMC. These waivers may be

38	Adviser Managed Trust / Annual Report / July 31, 2011

terminated at any time. Accordingly, the advisory fee and voluntary expense limitations for each Fund are as follows:

	Advisory Fees	Voluntary Expense Limitations
Tactical Offensive Equity Fund	0.700%	1.10%
Tactical Offensive Fixed Income Fund	0.350	0.80
Tactical Defensive Fund	0.300	0.60

As of July 31, 2011, SIMC has entered into investment sub-advisory agreements with the following parties and pays the sub-advisers out of the fee that it receives from the Funds:

Investment Sub-Adviser
Tactical Offensive Equity Fund
AQR Capital Management LLC
Aronson+Johnson+Ortiz, L.P.
Artisan Partners Limited Partnership
Brown Investment Advisory Incorporated
Causeway Capital Management LLC
Lazard Asset Management LLC
PanAgora Asset Management, Inc.
Parametric Portfolio Associates LLC
Thornburg Investment Management, Inc.
Tactical Offensive Fixed Income Fund
Metropolitan West Asset Management LLC
Wellington Management Company LLP
Tactical Defensive Fund
Metropolitan West Asset Management LLC
Wellington Management Company LLP

Distribution Agreement — SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”), serves as each Fund’s Distributor pursuant to a distribution agreement with the Trust. The Trust has adopted a Shareholder Servicing Plan for the Funds under which a shareholder servicing fee up to 0.25% of average daily net assets will be paid to the distributor.

Other —The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with Securities and Exchange Commission (“SEC”) rules. Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

There were no such commissions for the period ended July 31, 2011.

Payments to Affiliates — Certain officers and/or trustees of the Trust are also officers or directors of the Distributor or the Adviser. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser or Administrator.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations. The CCO’s services have been approved and are reviewed annually by the Board.

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of each Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, can be found on the Statement of Operations and the effect on each Fund’s expense ratio, as a percentage of each Fund’s average daily net assets for the period ended July 31, 2011, can be found on the Financial Highlights, if applicable.

Investment in Affiliated Security — The funds may invest excess cash in the SEI Daily Income Trust Prime Obligation Fund, an affiliated money market fund.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“The Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in The Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula approved by the SEI Funds’ board of trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

As of July 31, 2011 and for the period ended, the Trust had not participated in the Program.

Adviser Managed Trust / Annual Report / July 31, 2011	39

Notes to Financial Statements (Continued)

July 31, 2011

6. CAPITAL SHARE TRANSACTIONS

Capital Share Transactions for the Funds were as follows (Thousands):

	Tactical Offensive Equity Fund*	Tactical Offensive Fixed Income Fund*	Tactical Defensive Fund†
	2011	2011	2011
Shares Issued	83,638	52,182	10
Shares Issued In Lieu of Dividends and Distributions	—	351	—
Shares Redeemed	(6,328)	(2,711)	—
Increase in Net Assets Derived from Capital Share Transactions	77,310	49,822	10
*	Commenced operations on February 25, 2011.
†	Seed financials were audited for the period of January 5, 2011. The Fund commenced operations on February 25, 2011. As of July 31, 2011, the Fund was not an active component of the Adviser Managed Strategy.

Amounts designated as “—” are zero or have been rounded to zero.

7. INVESTMENT TRANSACTIONS

The cost of security purchases and proceeds from the sale and maturities of securities other than temporary cash investments, during the period ended July 31, 2011, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Tactical Offensive Equity Fund
Purchases	$—	$1,328,847	$1,328,847
Sales	—	574,715	574,715
Tactical Offensive Fixed Income Fund
Purchases	1,041,356	238,934	1,280,290
Sales	731,857	52,485	784,342
Tactical Defensive Fund
Purchases	—	—	—
Sales	—	—	—

8. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, non-deductible organization costs, reclassification of long term capital gain distributions on Real Estate Investment Trust securities, reclassification of income and expense from swap transactions, gains and losses on certain foreign currency related transactions have been reclassified to/from the following accounts as of July 31, 2011:

	Undistributed Net Investment Income ($ Thousands)	Accumulated Realized Loss ($ Thousands)	Paid-in Capital ($ Thousands)
Tactical Offensive Equity Fund	$312	$(266)	$(46)
Tactical Offensive Fixed Income Fund	177	(150)	(27)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the period ended July 31, 2011 were as follows:

		Ordinary Income ($ Thousands)	Long-Term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Total ($ Thousands)
Tactical Offensive Equity Fund	2011	$—	$—	$—	$—
Tactical Offensive Fixed Income Fund	2011	3,570	—	—	3,570
Tactical Defensive Fund	2011	—	—	—	—

As of July 31, 2011, the components of Distributable Earnings/(Accumulated Losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings/ (Accumulated Losses) ($ Thousands)
Tactical Offensive Equity Fund	$4,524	$—	$(5,287)	$—	$(14,533)	$—	$(15,296)
Tactical Offensive Fixed Income Fund	5,362	12	—	—	8,621	(1,127)	12,868

40	Adviser Managed Trust / Annual Report / July 31, 2011

Post-October losses represent losses realized on investment transactions from February 25, 2011 through July 31, 2011 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

	Short-Term	Long-Term	Total Capital Loss Carryforwards ($Thousands)
Tactical Offensive Equity Fund	$4,755	$532	$5,287

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. The Act also contains provisions which are intended to prevent unintentional failures of the regulated investment company (“RIC”) quarterly asset and annual income composition tests, as well as several provisions aimed at preserving the character of income and gain distributions, and reducing the circumstances under which a RIC would distribute amounts in excess of such income and gains or be required to file amended tax reporting information to its shareholders and with the Internal Revenue Service.

For Federal income tax purposes, the cost of securities owned at July 31, 2011, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in partnerships, passive foreign investment companies, defaulted bonds, straddles and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at July 31, 2011, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Appreciation (Depreciation) ($ Thousands)
Tactical Offensive Equity Fund	774,178	27,613	(42,146)	(14,533)
Tactical Offensive Fixed Income Fund	594,234	10,405	(1,370)	9,035
Tactical Defensive Fund	100	—	—	—

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2011, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

9. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

The Tactical Offensive Equity Fund concentrates its investments in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The market value of the Tactical Offensive Fixed Income Fund’s investments may change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

Please refer to each Fund’s prospectus for a comprehensive discussion of the risks associated with each Fund’s investment objective and strategies.

10. NEW ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control of Repurchase Agreements”. ASU 2011-03 is an amendment to Topic 860 “Transfers and Servicing”. These amendments simplify the accounting for repurchase agreements by eliminating the requirement that the transferor demonstrate it has adequate collateral to fund substantially all the cost of purchasing replacement assets. As a result, more arrangements could be accounted for as secured borrowings rather than sales. The guidance applies to public and nonpublic companies and is effective for interim and annual reporting periods beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Early adoption is not allowed. At this time, management is evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within

Adviser Managed Trust / Annual Report / July 31, 2011	41

Notes to Financial Statements (Concluded)

July 31, 2011

Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

11. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of July 31, 2011.

On August 11, 2011, the Financial Adviser requested the redemption of all of the shares for which it exercises investment discretion in the Tactical Offensive Equity Fund. The Financial Adviser’s redemption request caused the Fund to liquidate substantially all of its assets in order to fulfill the redemption request. Upon the completion of the redemption request, the Tactical Offensive Equity Fund was no longer an active component of the Adviser Managed Strategy and 100% of the Fund’s remaining assets were invested in, and continue to be invested in, an exchange-traded fund (SPDR S&P 500) that is designed to track the performance of the broad equity market.

42	Adviser Managed Trust / Annual Report / July 31, 2011

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

Adviser Managed Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Adviser Managed Trust, comprising the Tactical Offensive Equity Fund, Tactical Offensive Fixed Income Fund, and Tactical Defensive Fund, (collectively, the “Funds”), as of July 31, 2011, and the related statements of operations, changes in net assets, and the financial highlights for the period from February 25, 2011 (commencement of operations) to July 31, 2011. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising Adviser Managed Trust as of July 31, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the period from February 25, 2011 (commencement of operations) to July 31, 2011, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

September 28, 2011

Adviser Managed Trust / Annual Report / July 31, 2011	43

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of July 31, 2011.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 64 yrs. old	Chairman of the Board of Trustees*	since 2010	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	84	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Investments — Unit Trust Management (UK), Limited, SEI Global Nominee Ltd., SEI Structured Credit Fund, L.P.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Trustee*	since 2010	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	84	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), SEI Global Nominee Ltd., Limited and SEI Asset Korea Co., Ltd.
TRUSTEES
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	Trustee	since 2010	Self-Employed Consultant, Newfound Consultants Inc. since April 1997.	84	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, L.P., and Adviser Managed Trust.

44	Adviser Managed Trust / Annual Report / July 31, 2011

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Rosemarie B. Greco One Freedom Valley Drive Oaks, PA 19456 65 yrs. old	Trustee	since 2010	Director, Governor’s Office of Health Care Reform, Commonwealth of Pennsylvania since 2003.	84	Director, Sunoco, Inc.; Director, Excelon Corporation; Trustee, Pennsylvania Real Estate Investment Trust.
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 53 yrs. old	Trustee	since 2010	Founder and Managing Director, Avec Capital since 2008. Managing Director, Cue Capital from March 2002-March 2008.	84	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive Oaks, PA 19456 63 yrs. Old	Trustee	since 2010	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	84	Trustee/Director of Ariel Mutual Funds, and SEI Structured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 69 yrs. old	Trustee	since 2010	Private Investor since 1994.	84	Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds
Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	Trustee	since 2010	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	84	Director of Colonial BancGroup, Inc. and St. Joseph’s Translational Research Institute; Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation); Board of Councilors of the Carter Center.
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 64 yrs. old	President & CEO	since 2010	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Peter A. Rodriguez One Freedom Valley Drive Oaks, PA 19456 49 yrs. old	Controller and Chief Financial Officer	since 2011	Director, Fund Accounting, SEI Investments Global Funds Services (March 2011, September 2002 to March 2005 and 1997-2002); Director, Mutual Fund Trading, SEI Private Trust Company (May 2009 to February 2011); Director, Asset Data Services, Global Wealth Services (June 2006 to April 2009); Director, Portfolio Accounting, SEI Investments Global Funds Services (March 2005 to June 2006)	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Chief Compliance Officer	since 2010	Chief Compliance Officer of SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007.	N/A	N/A

Adviser Managed Trust / Annual Report / July 31, 2011	45

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Vice President and Secretary	since 2010	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A
James Ndiaye One Freedom Valley Drive Oaks, PA 19456 42 yrs. old	Vice President and Assistant Secretary	since 2010	Vice President and Assistant Secretary of SIMC since 2005.	N/A	N/A
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 40 yrs. old	Vice President and Assistant Secretary	since 2010	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark (2004-2007).	N/A	N/A
David F. McCann One Freedom Valley Drive Oaks, PA 19456 35 yrs. old	Vice President and Assistant Secretary	since 2010	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008.	N/A	N/A
John J. McCue One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Vice President	since 2010	Director of Portfolio Implementation for SIMC since 1995. Managing Director of Money Market Investments for SIMC since 2003.	N/A	N/A
Keri E. Rohn One Freedom Valley Drive Oaks, PA 19456 30 yrs. old	Privacy Officer and Anti-Money Laundering Compliance Officer	since 2010	Compliance Officer of SEI Investments Company, June 2003-present.	N/A	N/A

[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, L.P. and Adviser Managed Trust.

46	Adviser Managed Trust / Annual Report / July 31, 2011

Disclosure of Fund Expenses (Unaudited)

July 31, 2011

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 2/25/2011	Ending Account Value 7/31/2011	Annualize Expense Ratios	Expense Paid During Period
Tactical Offensive Equity Fund
Actual Fund Return	$1,000.00	$980.00	1.10%	$4.59	*
Hypothetical 5% Return	$1,000.00	$1,019.34	1.10%	$5.51	**
Tactical Offensive Fixed Income Fund
Actual Fund Return	$1,000.00	$1,033.30	0.80%	$3.43	*
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01	**

	Beginning Account Value 2/25/2011	Ending Account Value 7/31/2011	Annualize Expense Ratios	Expense Paid During Period
Tactical Defensive Fund
Actual Fund Return	$1,000.00	$1,000.00	0.60%	$2.53	*
Hypothetical 5% Return	$1,000.00	$1,021.82	0.60%	$3.01	**

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 154/365 (to reflect period shown).
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

Adviser Managed Trust / Annual Report / July 31, 2011	47

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited)

Adviser Managed Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the series of the Trust (the “Funds”) and may manage the cash portion of the Funds’ assets. Pursuant to separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with SIMC, and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (“Sub-Advisers”) are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approvals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Trust’s Board calls and holds meetings each year that are dedicated to considering whether to renew the Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In the case of the Trust, which was declared effective by the Securities and Exchange Commission on February 16, 2011, the Board was charged with considering the initial approval of the Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust at the Organizational Meeting held on December 7, 2010, as well as the approval of an additional Sub-Advisory Agreement at the quarterly Board of Trustees meeting held on June 21-22, 2011. In preparation for these meetings, the Board requested and reviewed a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations. The Board also received extensive data from third parties. The Trustees also received a memorandum from Fund counsel and independent counsel to the Independent Trustees regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees received advice from independent counsel to the Independent Trustees, met in executive session outside the presence of Fund management and participated in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC and the Sub-Advisers would charge the Funds compared with the fees each charge to comparable mutual funds; (vi) the Funds’ overall fees and operating expenses compared with similar mutual funds; (vii) SIMC’s and the Sub-Advisers’ compliance systems; (viii) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; and (ix) SIMC’s and the Sub-Advisers’ reputation, expertise and resources in domestic and/or international financial markets.

At the December 7, 2010 Organizational Meeting of the Board of Trustees and the June 21-22, 2011 meetings of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreements and

48	Adviser Managed Trust / Annual Report / July 31, 2011

approved the selection of SIMC and the Sub-Advisers to act in their respective capacities for the Funds. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meetings and at prior meetings, including:

•

the nature, extent and quality of the services that would be provided to the Funds under the Investment Advisory Agreements, including the resources of SIMC and the Sub-Advisers and their affiliates that would be dedicated to the Funds;

•	the Funds’ projected expenses under each Investment Advisory Agreement and how those expenses compared to those of other comparable mutual funds;

•

the projected profitability of SIMC and the Sub-Advisers and their affiliates with respect to the Funds, including both direct and indirect benefits accruing to SIMC and the Sub-Advisers and their affiliates; and

•

the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services that would be provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates that would be dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each of the Sub-Advisers’ personnel, experience, track record and compliance program. The Trustees found the level of SIMC’s professional staff and culture of compliance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services that would be provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates that would be dedicated to the Funds supported the approval of the Investment Advisory Agreements.

Fund Expenses. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of other comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in the Funds’ respective peer groups. The Trustees further considered the fact that the comparative fee analysis either showed that the various fees were below average or that there was a reasonable basis for the fee level. Finally, the Trustees considered the effects of SIMC’s voluntary waiver of management and other fees and the Sub-Advisers’ fees to prevent total Fund expenses from exceeding a specified cap and concluded that SIMC and the Sub-Advisers, through waivers, would maintain the Funds’ net operating expenses at competitive levels for their respective distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the projected expenses of the Funds are reasonable and supported approval of the Investment Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those would be passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds would obtain reasonable benefit from economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Adviser Managed Trust / Annual Report / July 31, 2011	49

Notice to Shareholders (Unaudited)

For shareholders who do not have a July 31, 2011, taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2011, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal period ended July 31, 2011, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the period as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)
Tactical Offensive Equity Fund	0%	0%	0%	0%
Tactical Offensive Fixed Income Fund	0%	100%	100%	0%
Tactical Defensive Fund	0%	0%	0%	0%
	(D) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(E) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
Tactical Offensive Equity Fund	0%	0%	0%	0%
Tactical Offensive Fixed Income Fund	0%	21%	56%	0%
Tactical Defensive Fund	0%	0%	0%	0%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2011. Complete information will be computed and reported in conjunction with your 2011 Form 1099-DIV.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain” is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Items (A) and (B) are based on the percentage of each fund’s total distribution.

Items (C) and (D) are based on the percentage of ordinary income distributions of each fund. Item (E) is based on the percentage of gross income of each fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

50	Adviser Managed Trust / Annual Report / July 31, 2011

Supplemental Financial

Information

SDIT Prime Obligation Fund:

Schedule of Investments as of July 31, 2011 (Unaudited)

Statement of Assets & Liabilities as of July 31, 2011 (Unaudited)

SCHEDULE OF INVESTMENTS (Unaudited)

Prime Obligation Fund

July 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

COMMERCIAL PAPER (A) (B) — 38.7%
Alpine Securitization
0.345%, 10/31/11	$10,200	$10,191
Atlantis One Funding
0.371%, 09/07/11	20,700	20,692
BNZ International Funding
0.401%, 08/03/11 to 09/02/11	29,500	29,494
0.230%, 10/11/11	13,000	12,994
0.361%, 01/13/12	26,000	25,957
Cancara Asset Securitisation LLC
0.170%, 08/12/11	50,000	49,997
0.210%, 09/02/11	40,000	39,993
Coca-Cola
0.130%, 10/11/11	41,000	40,990
Commonwealth Bank of Australia
0.331%, 01/25/12	41,480	41,413
Credit Suisse
0.190%, 10/11/11	88,000	87,967
DnB Bank
0.371%, 09/07/11	4,200	4,198
0.263%, 12/02/11	78,000	77,930
Fairway Finance LLC
0.130%, 08/16/11	13,153	13,152
FCAR Owner Trust
0.401%, 11/07/11	14,650	14,634
0.351%, 01/03/12	78,925	78,806
0.351%, 01/04/12	31,900	31,852
Gemini Securitization LLC
0.240%, 08/03/11	58,200	58,199
General Electric Capital
0.321%, 12/08/11 to 12/16/11	40,900	40,853
Gotham Funding
0.190%, 08/15/11	37,613	37,610
Govco LLC
0.200%, 08/24/11	62,100	62,092
Jupiter Securitization LLC
0.290%, 08/01/11	3,180	3,180
0.170%, 09/09/11	53,100	53,090
Liberty Street Funding LLC
0.200%, 08/01/11	8,000	8,000
Manhattan Asset Funding LLC
0.300%, 08/01/11	2,700	2,700
0.210%, 08/08/11	25,500	25,499
0.201%, 08/10/11	76,000	75,996
Market Street Funding LLC
0.180%, 09/14/11	25,354	25,348

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MetLife Short Term Funding LLC
0.280%, 08/22/11	$31,000	$30,995
0.290%, 09/06/11	29,100	29,092
0.240%, 09/19/11	5,000	4,998
0.200%, 10/03/11	85,000	84,963
0.220%, 10/31/11	2,800	2,798
Old Line Funding LLC
0.180%, 08/30/11	23,019	23,016
Prudential PLC
0.280%, 10/11/11	52,108	52,079
Sanofi-Aventis
0.330%, 09/20/11	17,300	17,292
Skandinaviska Enskilda Banken
0.250%, 09/01/11	68,000	67,985
Societe Generale
0.320%, 09/07/11	42,900	42,886
Surrey Funding
0.260%, 08/02/11	7,600	7,600
Thunder Bay Funding LLC
0.300%, 10/11/11	12,200	12,193
Variable Funding Capital LLC
0.170%, 10/14/11	25,224	25,215
Victory Receivables
0.200%, 08/18/11	27,000	26,998
Westpac Banking
0.215%, 08/03/11	26,000	26,000
0.552%, 10/21/11 (C)	4,460	4,463
0.300%, 01/11/12	27,000	26,963
Prudential PLC
0.250%, 08/15/11	50,000	49,995
0.280%, 08/26/11	14,600	14,598

Total Commercial Paper (Cost $1,522,956) ($ Thousands)		1,522,956

CERTIFICATES OF DEPOSIT — 24.8%
Bank of Nova Scotia
0.190%, 09/01/11	50,000	50,000
0.453%, 10/29/11 (C)	38,100	38,123
0.200%, 11/02/11	26,420	26,420
Barclays Bank PLC (C)
0.266%, 08/11/11	68,700	68,700
0.267%, 08/28/11	43,400	43,400
0.266%, 10/01/11	31,400	31,400
BNP Paribas
0.432%, 09/06/11 (C)	37,300	37,300
0.449%, 09/11/11 (C)	71,000	71,000
0.540%, 09/23/11	17,600	17,600
0.446%, 09/23/11 (C)	25,300	25,300
Credit Industriel et Commercial
0.310%, 09/01/11	124,000	124,001
National Australia Bank
0.320%, 10/07/11	72,000	72,003
0.305%, 11/28/11	31,000	31,000
Nordea Bank Finland PLC
0.200%, 10/07/11	33,100	33,100

52	Adviser Managed Trust / Annual Report / July 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Rabobank Nederland
0.370%, 08/08/11	$23,000	$23,000
0.370%, 08/10/11	8,040	8,040
Skandinaviska Enskilda Banken
0.260%, 10/11/11	36,000	36,000
Societe Generale
0.280%, 09/01/11	78,000	78,000
Sumitomo Mitsui Bank
0.190%, 08/22/11	47,000	47,000
Svenska Handelsbanken
0.300%, 10/27/11	28,900	28,900
Toronto-Dominion Bank
0.190%, 10/24/11	23,900	23,900
UBS (C)
0.287%, 08/23/11	37,000	37,000
0.236%, 08/14/11	24,000	24,000

Total Certificates of Deposit (Cost $975,187) ($ Thousands)		975,187

MUNICIPAL BONDS (C) — 2.0%

Colorado — 0.4%
Colorado State, Housing & Finance Authority, Ser A1, RB
0.200%, 08/03/11	900	900
0.160%, 08/03/11	1,825	1,825
0.160%, 08/03/11	100	100
0.130%, 08/03/11	3,125	3,125
Colorado State, Housing & Finance Authority, Ser AA1, RB
0.140%, 08/03/11	3,665	3,665
Colorado State, Housing & Finance Authority, Ser B1, RB
0.140%, 08/03/11	3,955	3,955
Colorado State, Housing & Finance Authority, Ser C1, RB
0.150%, 08/03/11	1,000	1,000
Colorado State, Housing & Finance Authority, Ser CL1, RB
0.200%, 08/03/11	400	400
Colorado State, Housing & Finance Authority, Ser I, RB
0.140%, 08/03/11	1,140	1,140

		16,110

Connecticut — 0.1%
Connecticut State, Housing & Finance Authority, Sub-Ser A-5, RB
0.158%, 08/04/11	4,330	4,330

Iowa — 0.3%
Iowa State, Finance Authority, Ser B, RB
0.150%, 08/04/11	900	900
Iowa State, Finance Authority, Ser C, RB
0.148, 08/04/11	9,345	9,345

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Iowa State, Finance Authority, Ser G, RB
0.150%, 08/04/11	$410	$410
Iowa State, Finance Authority, Ser M, RB
0.150%, 08/04/11	800	800

		11,455

Kentucky — 0.0%
Kentucky State, Housing Development Authority, Ser J, RB
0.170%, 08/04/11	250	250
Kentucky State, Housing Development Authority, Ser W, RB
0.170%, 08/03/11	1,515	1,515

		1,765

Minnesota — 0.0%
Minnesota Housing Finance Agency, Ser T, RB
0.210%, 08/04/11	195	195

New Hampshire — 0.1%
New Hampshire State, Health & Education Facilities Authority, Ser C, RB
0.130%, 08/03/11	2,945	2,945

New Mexico — 0.1%
New Mexico State, Finance Authority, Sub-Ser D, GO
0.128%, 08/04/11	3,600	3,600

Texas — 0.9%
Texas State, RB
0.128%, 08/03/11	1,490	1,490
Texas State, GO
0.170%, 08/02/11	3,555	3,555
0.170%, 08/02/11	4,290	4,290
0.160%, 08/02/11	4,155	4,155
0.130%, 08/03/11	1,150	1,150
Texas State, Ser A, Go
0.170%, 08/02/11	3,955	3,955
Texas State, Ser A-2, GO
0.128%, 08/03/11	400	400
Texas State, Ser B, GO
0.150%, 08/04/11	585	585
Texas State, Ser B2, GO
0.128%, 08/03/11	1,000	1,000
Texas State, Ser C, GO
0.130%, 08/03/11	9,445	9,445
0.128%, 08/03/11	2,620	2,620
Texas State, Ser I, GO
0.128%, 08/03/11	2,395	2,395

		35,040

Adviser Managed Trust / Annual Report / July 31, 2011	53

SCHEDULE OF INVESTMENTS (Unaudited)

Prime Obligation Fund (Continued)

July 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Wisconsin — 0.1%
Wisconsin Housing & Economic Development Authority, Ser B, RB
0.148%, 08/04/11	$990	$990
Wisconsin State, Housing & Economic Development Authority, Ser D, RB
0.170%, 08/03/11	1,050	1,050
0.168%, 08/03/11	260	260

		2,300

Total Municipal Bonds (Cost $77,740) ($ Thousands)		77,740

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.6%
FFCB
0.206%, 08/10/11 (C)	10,000	9,998
FHLB
0.130%, 02/24/12	13,500	13,498
FHLMC DN
0.170%, 08/20/11 (A)	10,500	10,497
FNMA
0.216%, 12/20/12 (C)	8,000	7,998
FNMA, Ser 1
0.400%, 08/01/11 (C)	22,900	22,894

Total U.S. Government Agency Obligations (Cost $64,885) ($ Thousands)		64,885

TIME DEPOSIT — 0.6%
Citibank
0.120%, 08/01/11	23,000	23,000

Total Time Deposits (Cost $23,000) ($ Thousands)		23,000

REPURCHASE AGREEMENTS (D) — 32.0%
Barclays Capital 0.130%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $138,609,502 (collateralized by U.S. Treasury Notes, par value $130,427,800, 3.125%, 10/31/16, with total market value $141,380,170)	138,608	138,608
BNP Paribas 0.220%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $28,000,513 (collateralized by Korea Development Bank, par value $29,833,261, 0.539%, 11/22/12, with total market value $29,400,000)	28,000	28,000
Goldman Sachs 0.220%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $461,008,452 (collateralized by various FHLMC/FNMA obligations, ranging in par value $4,873,547-$76,061,000, 4.000%-6.000%, 07/01/24-07/01/41, with total market value $470,228,621)	461,000	461,000

Description	Face Amount ($ Thousands)	Value ($ Thousands)

JPMorgan Chase 0.260%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $40,000,867 (collateralized by various corporate obligations*, ranging in par value $1,978,000-$6,300,000, 3.030%-7.750%, 10/25/11-07/15/20, with total market value $42,002,951)	$40,000	$40,000
JPMorgan Chase 0.200%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $200,003,333 (collateralized by various FNMA obligations, par value $692,454- $1,983,100, 3.500%-8.000%, 06-01-15-07/01/41, with total market value $204,001,201)	200,000	200,000
Morgan Stanley 0.210%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $99,001,733 (collateralized by various FNMA obligations, ranging in par value $41,827,917-$70,137,590, 4.500%-5.500%, 11/01/38-05/01/41, with total market value $100,980,000)	99,000	99,000
UBS 0.210%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $4,000,070 (collateralized by Wachovia Bank, par value $3,811,965, 4.875%, 02/01/15, with total market value $4,200,001)	4,000	4,000
UBS 0.210%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $139,002,433 (collateralized by various FHLMC/FNMA obligations, ranging in par value $53,284,814-$114,489,739, 4.000%-4.500%, 03/01/39-07/01/41, with total market value $141,780,000)	139,000	139,000
UBS 0.140%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $148,107,728 (collateralized by various U.S. Treasury obligations, ranging in par value $46,350,200- $95,206,600, 0.000%-0.500%, 01/26/12-04/15/15, with total market value $151,068,142)	148,106	148,106

Total Repurchase Agreements (Cost $1,257,714) ($ Thousands)		1,257,714

Total Investments — 99.7% (Cost $3,921,482) ($ Thousands)		$3,921,482

54	Adviser Managed Trust / Annual Report / July 31, 2011

* A Summary of the corporate obligations used to collateralize repurchase agreements entered into by the Fund at July 29, 2011, is as follows:

Counterparty	Corporate Obligation	Rate	Maturity Date	Par Amount ($ Thousands)
JPMorgan Chase	Anadarko Petroleum	5.750%	06/15/14	$4,390
	Boston Scientific	6.400	06/15/16	6,300
	Boston Scientific	4.500	01/15/15	2,440
	Embarq	6.738	06/01/13	1,978
	Entertainment Properties Trust	7.750	07/15/20	4,325
	Expedia	7.456	08/15/18	2,193
	SLM	3.030	10/25/11	2,640
	SLM	5.000	04/15/15	5,041
	SLM	5.375	05/15/14	3,395
	Tennessee Gas Pipeline	7.500	04/01/17	4,996

Percentages are based on Net Assets of $3,932,271 ($ Thousands).

(A)	The rate reported is the effective yield at time of purchase.

(B)	Securities are held in connection with a letter of credit issued by a major bank.

(C)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on July 31, 2011. The demand and interest rate reset features give this security a shorter effective maturity date.

(D)	Tri-Party Repurchase Agreement.

DN — Discount Note

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GO — General Obligation

LLC — Limited Liability Company

PLC — Public Limited Company

RB — Revenue Bond

Ser — Series

As of July 31, 2011, all of the Fund’s investments are Level 2 in accordance with ASC 820. For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2011	55

Statement of Assets and Liabilities ($ Thousands)

July 31, 2011 (Unaudited)

	Prime Obligation Fund
ASSETS:
Investments, at value†	$2,663,768
Repurchase agreements†	1,257,714
Cash	10,855
Interest receivable	540
Prepaid expenses	145
Total Assets	3,933,022
LIABILITIES:
Administration fees payable	402
Investment advisory fees payable	114
Income distribution payable	44
Chief Compliance Officer fees payable	10
Trustees’ fees payable	6
Shareholder servicing fees payable	1
Accrued expense payable	174
Total Liabilities	751
Net Assets	$3,932,271
†Cost of investments and repurchase agreements	$3,921,482
NET ASSETS:
Paid-in Capital — (unlimited authorization — no par value)	$3,932,337
Accumulated net realized gain (loss) on investments	(66)
Net Assets	$3,932,271
Net Asset Value, Offering and Redemption Price Per Share — Class A	$1.00
	($3,750,710,900 ÷ 3,750,771,306 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class B	$1.00
	($108,214,936 ÷ 108,219,043 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class C	$1.00
	($46,333,908 ÷ 46,334,608 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class H	$1.00
	($22,408,059 ÷ 22,409,479 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Sweep Class	$1.00
	($4,603,206 ÷ 4,602,762 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

56	Adviser Managed Trust / Annual Report / July 31, 2011

Supplemental Financial Information

SDIT Prime Obligation Fund:

Annual Report as of January 31, 2011

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Since the Funds in SEI Daily Income Trust typically hold only fixed income securities, they generally are not expected to hold securities for which they may be required to vote proxies. Regardless, in light of the possibility of the possibility that a Fund could hold a security for which a proxy is voted, the Trust has adopted proxy voting policies. A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolios ecurities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

SCHEDULE OF INVESTMENTS

Prime Obligation Fund

January 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

CERTIFICATES OF DEPOSIT — 26.6%
Bank of Montreal
0.350%, 06/15/11	$14,000	$14,000
Bank of Nova Scotia
0.350%, 06/20/11	10,000	10,000
0.350%, 06/27/11	15,000	15,000
Bank of Tokyo-Mitsubishi UFJ NY
0.300%, 03/14/11	16,000	16,000
0.300%, 03/14/11	18,000	18,000
0.310%, 03/28/11	15,000	15,000
0.310%, 03/29/11	16,000	16,000
Barclays Bank PLC
0.460%, 02/11/11	30,000	30,000
0.430%, 02/15/11	15,000	15,000
0.370%, 03/28/11	50,000	50,000
0.360%, 04/21/11	34,500	34,500
BNP Paribas
0.430%, 03/07/11	35,000	35,000
0.440%, 03/14/11	44,000	44,000
0.430%, 03/14/11	40,000	40,000
0.430%, 03/21/11	45,000	45,000
Caisse des Depots
0.420%, 02/23/11	7,900	7,900
0.440%, 03/10/11	23,000	23,000
Credit Agricole
0.350%, 03/01/11	36,000	36,000
Credit Industriel et Commercial
0.330%, 02/14/11	11,000	11,000
Mizuho Corporate Bank
0.270%, 02/22/11	19,000	19,000
National Australia Bank
0.315%, 05/12/11	16,000	15,998
0.425%, 06/01/11	18,000	18,000
0.385%, 06/07/11	10,000	10,000
Nordea Bank
0.360%, 05/31/11	19,000	19,000
0.360%, 06/01/11	28,000	28,000
Nordea Bank Finland PLC
0.305%, 06/01/11	60,000	60,000
Societe Generale
0.320%, 02/01/11	5,100	5,100
Sumitomo Mitsui Banking
0.280%, 02/01/11	9,500	9,500
0.300%, 04/05/11	20,000	20,000
0.300%, 04/06/11	12,000	12,000

Description	Face Amount ($ Thousands)	Value ($ Thousands)

0.300%, 04/07/11	$10,850	$10,850
0.300%, 04/13/11	10,000	10,000
Svenska Handelsbanken
0.280%, 03/09/11	4,000	4,000
0.300%, 04/13/11	9,580	9,580
0.385%, 06/06/11	17,000	17,000
Toronto-Dominion Bank
0.350%, 07/11/11	7,200	7,200
UBS
0.390%, 02/24/11	13,000	13,000
0.360%, 04/07/11	17,000	17,000
0.530%, 06/30/11	7,820	7,823
0.425%, 07/01/11	31,000	31,000
0.405%, 07/11/11	34,000	34,000
0.430%, 07/12/11	12,000	12,000
0.470%, 07/29/11	10,000	10,002
Westpac Banking
0.350%, 07/01/11	19,000	19,000

Total Certificates of Deposit (Cost $894,453) ($ Thousands)		894,453

COMMERCIAL PAPER (A) (B) — 25.5%
Atlantis One Funding
0.401%, 02/04/11	36,000	35,999
BNZ International Funding
0.310%, 04/12/11	10,000	9,994
0.361%, 05/24/11	9,000	8,990
0.401%, 07/12/11	31,200	31,144
Cancara Asset Securitisation LLC
0.300%, 02/07/11	16,000	15,999
Coca-Cola
0.220%, 03/16/11	5,000	4,999
Commonwealth Bank of Australia
0.351%, 06/10/11	10,500	10,487
0.381%, 06/14/11	6,000	5,992
0.371%, 06/15/11	2,500	2,497
Falcon Asset Securitization LLC
0.401%, 02/02/11	4,750	4,750
FCAR Owner Trust
0.350%, 03/01/11	2,000	1,999
0.451%, 05/06/11 to 07/05/11	110,000	109,806
Gemini Securitization LLC
0.300%, 05/02/11	14,000	13,990
General Electric Capital
0.360%, 07/14/11	19,000	18,969
Grampian Funding LLC
0.320%, 02/07/11	35,000	34,998
Jupiter Securitization LLC
0.400%, 02/02/11	11,750	11,750
Kells Funding LLC
0.370%, 05/16/11 to 05/17/11	63,100	63,032
0.360%, 05/18/11	26,000	25,972
Liberty Street Funding LLC
0.280%, 04/11/11	15,000	14,992

Adviser Managed Trust / Annual Report / January 31, 2011	59

SCHEDULE OF INVESTMENTS

Prime Obligation Fund (Continued)

January 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Manhattan Asset Funding LLC
0.310%, 02/03/11	$5,900	$5,900
0.270%, 02/16/11 to 02/22/11	35,180	35,175
Market Street Funding LLC
0.280%, 04/18/11	30,004	29,986
MetLife Short Term Funding LLC
0.310%, 04/11/11	12,500	12,493
0.320%, 05/02/11 to 05/31/11	74,200	74,132
Old Line Funding LLC
0.270%, 03/07/11	22,600	22,594
Prudential PLC
0.330%, 02/18/11 to 04/29/11	25,000	24,986
0.370%, 03/08/11 to 03/09/11	30,000	29,989
0.320%, 05/04/11	11,000	10,991
Sheffield Receivables
0.370%, 03/01/11 to 03/02/11	28,000	27,992
Societe Generale North America
0.402%, 05/02/11	97,500	97,402
Thunder Bay Funding LLC
0.270%, 03/03/11	5,000	4,999
Toyota Motor Credit
0.360%, 04/07/11 to 04/08/11	34,000	33,978
0.380%, 06/13/11	10,000	9,986
Variable Funding Capital LLC
0.340%, 07/05/11	12,000	11,983

Total Commercial Paper (Cost $858,945) ($ Thousands)		858,945

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.8%
FFCB
0.281%, 02/10/11 (C)	10,000	9,997
0.213%, 04/20/11 (C)	12,000	12,000
FHLB DN
0.175%, 04/15/11 (A)	8,000	7,997
0.185%, 04/25/11 (A)	8,000	7,997
FHLMC
0.372%, 03/09/11 (C)	90,000	90,020
0.353%, 04/07/11 (C)	50,600	50,602
FHLMC, Ser 1
0.147%, 02/01/11 (C)	35,000	35,000
FHLMC DN, Ser RB
0.205%, 02/22/11 (A)	2,000	2,000
0.200%, 07/07/11 (A)	11,000	10,990
FNMA
0.291%, 02/20/11 (C)	8,000	7,997
FNMA DN
0.180%, 02/14/11 (A)	17,000	16,999
0.209%, 02/23/11 (A)	12,000	11,998

Total U.S. Government Agency Obligations (Cost $263,597) ($ Thousands)		263,597

U.S. TREASURY OBLIGATIONS — 2.5%
U.S. Treasury Bills (A)
0.190%, 05/26/11	15,000	14,991

Description	Face Amount ($ Thousands)	Value ($ Thousands)

U.S. Treasury Notes
4.500%, 02/28/11	$8,000	$8,026
0.875%, 02/28/11	16,000	16,008
4.875%, 05/31/11	9,420	9,564
1.125%, 06/30/11	3,800	3,814
1.000%, 07/31/11	10,800	10,843
4.625%, 10/31/11	12,000	12,387
1.750%, 11/15/11	8,000	8,093

Total U.S. Treasury Obligations (Cost $83,726) ($ Thousands)		83,726

MUNICIPAL BONDS (C) — 2.2%

Colorado — 0.5%
Colorado State, Housing & Finance Authority, Ser A1, RB
0.230%, 02/02/11	1,825	1,825
0.260%, 02/02/11	3,200	3,200
0.270%, 02/02/11	100	100
0.230%, 02/02/11	900	900
Colorado State, Housing & Finance Authority, Ser AA1, RB
0.270%, 02/02/11	3,665	3,665
Colorado State, Housing & Finance Authority, Ser B1, RB
0.250%, 02/02/11	4,050	4,050
Colorado State, Housing & Finance Authority, Ser C1, RB
0.210%, 02/02/11	1,000	1,000
Colorado State, Housing & Finance Authority, Ser CL1, RB
0.230%, 02/02/11	600	600
Colorado State, Housing & Finance Authority, Ser I, RB
0.270%, 02/02/11	1,140	1,140

		16,480

Connecticut — 0.1%
Connecticut State, Housing & Finance Authority, Sub-Ser A-5, RB
0.247%, 02/03/11	4,400	4,400

Iowa — 0.4%
Iowa State, Finance Authority, Ser B, RB
0.220%, 02/03/11	900	900
Iowa State, Finance Authority, Ser C, RB
0.247%, 02/03/11	10,115	10,115
Iowa State, Finance Authority, Ser G, RB
0.250%, 02/03/11	415	415
Iowa State, Finance Authority, Ser M, RB
0.230%, 02/03/11	850	850

		12,280

60	Adviser Managed Trust / Annual Report / January 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Kentucky — 0.1%
Kentucky State, Housing Development Authority, Ser W, RB
0.340%, 02/02/11	$1,815	$1,815

Minnesota — 0.0%
Minnesota Housing Finance Agency, Ser T, RB
0.290%, 06/02/11	195	195

New Hampshire — 0.1%
New Hampshire State, Health & Education Facilities Authority, Ser C, RB
0.280%, 02/02/11	2,945	2,945

New Mexico — 0.1%
New Mexico State, Finance Authority, Sub-Ser D, GO
0.260%, 02/03/11	3,600	3,600

Texas — 0.9%
Texas State, GO
0.300%, 02/01/11	3,555	3,555
0.300%, 02/01/11	4,245	4,245
0.300%, 02/01/11	3,750	3,750
Texas State, Ser A, GO
0.300%, 02/01/11	3,955	3,955
Texas State, Ser A-2, GO
0.237%, 02/02/11	400	400
Texas State, Ser B, GO
0.370%, 02/02/11	1,945	1,945
0.270%, 02/03/11	585	585
Texas State, Ser B2, GO
0.270%, 02/02/11	1,000	1,000
Texas State, Ser C, GO
0.250%, 02/02/11	9,525	9,525

		28,960

Wisconsin — 0.0%
Wisconsin State, Housing & Economic Development Authority, Ser B, RB
0.270%, 02/03/11	1,070	1,070
Wisconsin State, Housing & Economic Development Authority, Ser D, RB
0.320%, 02/02/11	300	300

		1,370

Total Municipal Bonds (Cost $72,045) ($ Thousands)		72,045

Description	Face Amount ($ Thousands)	Value ($ Thousands)

REPURCHASE AGREEMENTS (D) — 35.7%
Barclays Capital 0.220%, dated 01/31/11, to be repurchased on 02/01/11, repurchase price $31,000,189 (collateralized by FNMA, par value $31,492,000, 0.750%, 12/28/12, with total market value $31,620,802)	$31,000	$31,000
BNP Paribas 0.330%, dated 01/31/11, to be repurchased on 02/01/11, repurchase price $10,000,092 (collateralized by Federative Republic of Brazil, par value $7,784,245, 8.875%, 10/14/19, with total market value $10,500,001)	10,000	10,000
Deutsche Bank 0.300%, dated 01/31/11, to be repurchased on 02/01/11, repurchase price $14,000,117 (collateralized by Sara Lee, par value 14,218,954, 3.875%, 06/15/13, with total market value $14,700,001)	14,000	14,000
Deutsche Bank 0.210%, dated 01/31/11, to be repurchased on 02/01/11, repurchase price $60,096,351 (collateralized by FHLB, par value $61,309,000, 0.000%, 03/23/11, with total market value $61,298,577)	60,096	60,096
Deutsche Bank 0.220%, dated 01/31/11, to be repurchased on 02/01/11, repurchase price $130,000,794 (collateralized by FMNA, par value $297,349,789, 7.000%, 10/01/38, with total market value $132,600,000)	130,000	130,000
Goldman Sachs 0.220%, dated 01/31/11, to be repurchased on 02/01/11, repurchase price $100,000,611 (collateralized by various FNMA obligations, ranging in par value $26,119,811-$70,676,485, 4.500%-6.000%, 06/01/21-12/01/40, with total market value $102,000,623)	100,000	100,000
JPMorgan Chase 0.350%, dated 01/31/11, to be repurchased on 02/01/11, repurchase price $33,000,321 (collateralized by various corporate obligations*, ranging in par value $635,000-$18,050,000, 5.375%-8.875%, 06/15/11-12/15/16, with total market value 34,651,032)	33,000	33,000

Adviser Managed Trust / Annual Report / January 31, 2011	61

SCHEDULE OF INVESTMENTS

Prime Obligation Fund (Concluded)

January 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

JPMorgan Chase 0.220%, dated 01/31/11, to be repurchased on 02/01/11, repurchase price $247,001,509 (collateralized by various FHLMC obligations, ranging in par value $12,940,000-$25,192,035, 0.000%-6.505%, 01/01/20-11/01/40, with total market value $251,943,723)	$247,000	$247,000
Morgan Stanley 0.220%, dated 01/31/11, to be repurchased on 02/01/11, repurchase price $200,001,222 (collateralized by various FHLMC obligations, ranging in par value $24,430,899-$40,070,648, 4.000%-5.000%, 02/01/25-11/01/40, with total market value $204,000,001)	200,000	200,000
RBS 0.230%, dated 01/31/11, to be repurchased on 02/01/11, repurchase price $179,917,149 (collateralized by various GNMA obligations, ranging in par value $176,090-$24,091,846, 2.500%-6.000%, 09/20/32-1/20/41, with total market value 183,516,940)	179,916	179,916
UBS 0.300%, dated 01/31/11, to be repurchased on 02/01/11, repurchase price $7,000,058 (collateralized by Morgan Stanley Group, par value $6,956,067, 5.550%, 04/27/2017, with total market value $7,350,001)	7,000	7,000
UBS 0.230%, dated 01/31/11, to be repurchased on 02/01/11, repurchase price $190,237,215 (collateralized by various FNMA obligations, ranging in par value $40,013,287-$145,489,054, 4.000%-6.000%, 01/01/2026-01/01/2041, with total market value $194,040,721)	190,236	190,236

Total Repurchase Agreements (Cost $1,202,248) ($ Thousands)		1,202,248

Total Investments — 100.3% (Cost $3,375,014)($ Thousands)		$3,375,014

* A summary of the corporate obligations used to collateralize repurchase agreements entered into by the Fund at January 31, 2011, is as follows:

Counter party	Corporate Obligation	Rate	Maturity Date	Par Amount ($ Thousands)
JPMorgan Chase	Agilent Technologies	5.500%	09/14/15	$7,935
	Ameren	8.875	05/15/14	2,613
	Genworth Financial	8.625	12/15/16	635
	Motorola	5.375	11/15/12	1,098
	Motorola	8.000	11/01/11	2,081
	Utilicorp Canada Finance	7.750	06/15/11	18,050

Percentages are based on Net Assets of $3,364,624 ($ Thousands).

(A)	The rate reported is the effective yield at time of purchase.

(B)	Securities are held in connection with a letter of credit issued by a major bank.

(C)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on January 31, 2011. The demand and interest rate reset features give this security a shorter effective maturity date.

(D)	Tri-Party Repurchase Agreement.

DN — Discount Note

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

LLC — Limited Liability Company

PLC — Public Limited Company

RB — Revenue Bond

Ser — Series

As of January 31, 2011, all of the Fund’s investments are Level 2 in accordance with ASC-820. For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

62	Adviser Managed Trust / Annual Report / January 31, 2011

Statement of Assets and Liabilities ($ Thousands)

For the year ended January 31, 2011

	Prime Obligation Fund
ASSETS:
Investments, at value†	$2,172,766
Repurchase agreements†	1,202,248
Cash	1
Interest receivable	1,380
Prepaid expenses	149
Total Assets	3,376,544
LIABILITIES:
Payable for investment securities purchased	10,991
Administration fees payable	440
Income distribution payable	190
Investment advisory fees payable	102
Shareholder servicing fees payable	14
Chief Compliance Officer fees payable	4
Trustees’ fees payable	2
Accrued expense payable	177
Total Liabilities	11,920
Net Assets	$3,364,624
†Cost of investments and repurchase agreements	$3,375,014
NET ASSETS:
Paid-in Capital — (unlimited authorization — no par value)	$3,364,726
Accumulated net realized (loss) on investments	(102)
Net Assets	$3,364,624
Net Asset Value, Offering and Redemption Price Per Share — Class A	$1.00
	($3,144,152,647÷ 3,144,246,993 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class B	$1.00
	($135,319,461 ÷ 135,324,875 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class C	$1.00
	($56,036,590÷ 56,037,965 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class H	$1.00
	($24,404,742÷ 24,406,401 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Sweep Class	$1.00
	($4,710,409 ÷ 4,710,018 shares	)

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / January 31, 2011	63

Statement of Operations ($ Thousands)

For the year ended January 31, 2011

Prime Obligation Fund
Investment Income:
Interest Income	$12,010
Expenses:
Shareholder Servicing Fees — Class A Shares	8,659
Administration Fees	7,210
Investment Advisory Fees	2,656
Administrative and Shareholder Servicing Fees — Class B Shares	592
Administrative and Shareholder Servicing Fees — Class C Shares	440
Administrative and Shareholder Servicing Fees — Class H Shares	131
Distribution Fees — Sweep Class Shares	77
Trustees’ Fees	75
Shareholder Servicing Fees — Sweep Class Shares	38
Chief Compliance Officer Fees	14
Custodian/Wire Agent Fees	231
Registration Fees	206
Pricing Fees	11
Other Expenses	509
Total Expenses	20,849
Less, Waiver of:
Investment Advisory Fees	(1,328)
Administration Fees	(1,991)
Shareholder Servicing Fees — Class A Shares	(8,659)
Administrative & Shareholder Servicing Fees — Class B Shares	(382)
Administrative & Shareholder Servicing Fees — Class C Shares	(349)
Administrative & Shareholder Servicing Fees — Class H Shares	(100)
Distribution Fees — Sweep Class Shares	(100)
Net Expenses	7,940
Net Investment Income	4,070
Net Realized and Unrealized Gain on/from:
Investments	15
Net Change in Unrealized
Appreciation (Depreciation) on/from:
Net Increase in Net Assets Resulting from Operations	$4,085

‡	See Note 1 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

64	Adviser Managed Trust / Annual Report / January 31, 2011

Statement of Changes in Net Assets ($ Thousands)

For the years ended January 31,

	Prime Obligation Fund
	2011	2010
Operations:
Net Investment Income	$4,070	$9,677
Net Realized Gain (Loss) on Investments	15	(95,330)
Payment by Affiliate*	—	152,452
Net Change in Unrealized Depreciation on Investments and Affiliated Investments	—	(58,364)
Net Increase in Net Assets Resulting from Operations	4,085	8,435
Dividends and Distributions to Shareholders:
Net Investment Income
Class A	(4,037)	(6,871)
Class B	(20)	(163)
Class C	(9)	(229)
Class H	(3)	(10)
Sweep Class	(1)	(24)
Total Dividends and Distributions	(4,070)	(7,297)
Capital Share Transactions (All at $1.00 per share)
Class A:
Proceeds from Shares Issued	20,017,875	15,271,504
Reinvestment of Dividends & Distributions	1,261	2,690
Cost of Shares Redeemed	(20,034,360)	(15,912,304)
Net Decrease from Class A Transactions	(15,224)	(638,110)
Class B:
Proceeds from Shares Issued	1,022,342	1,089,815
Reinvestment of Dividends & Distributions	8	73
Cost of Shares Redeemed	(1,069,482)	(1,254,167)
Net Decrease from Class B Transactions	(47,132)	(164,279)
Class C:
Proceeds from Shares Issued	655,743	2,405,551
Reinvestment of Dividends & Distributions	1	122
Cost of Shares Redeemed	(694,391)	(2,778,522)
Net Decrease from Class C Transactions	(38,647)	(372,849)
Class H:
Proceeds from Shares Issued	47,551	50,778
Reinvestment of Dividends & Distributions	3	10
Cost of Shares Redeemed	(54,905)	(77,298)
Net Decrease from Class H Transactions	(7,351)	(26,510)
Sweep Class:
Proceeds from Shares Issued	116,698	275,288
Reinvestment of Dividends & Distributions	1	10
Cost of Shares Redeemed	(143,835)	(300,625)
Net Decrease from Sweep Class Transactions	(27,136)	(25,327)
Net Decrease in Net Assets from Capital Shares Transactions	(135,490)	(1,227,075)
Net Decrease in Net Assets	(135,475)	(1,225,937)
Net Assets:
Beginning of Year	3,500,099	4,726,036
End of Year	$3,364,624	$3,500,099
Distributions in Excess of Net Investment Income	$—	$—
*	See Note 3 in Notes to Financial Statements. Amounts designated as “—” are zero or have been rounded to zero

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / January 31, 2011	65

Financial Highlights

For the years ended January 31,

For a Share Outstanding Throughout the Years

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Securities	Payment by Affiliate*	Total from Operations*	Dividends from Net Investment Income	Total Dividends	Net Asset Value, End of Year	Total Return†		Net Assets End of Year ($ Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets
Prime Obligation Fund
Class A
2011	$1.00	$—	$—	$—	$—	$— (1)	$— (1)	$1.00	0.11%		$3,144,153	0.20%		0.54%	0.12%
2010	1.00	—	(0.04)	0.04	—	— (1)	— (1)	1.00	0.20	††	3,158,830	0.23	(2)	0.53	0.26
2009	1.00	0.02	—	—	0.02	(0.02)	(0.02)	1.00	2.37		3,796,102	0.22	(2)	0.50	2.42
2008	1.00	0.05	—	—	0.05	(0.05)	(0.05)	1.00	5.21		3,740,714	0.20		0.48	5.10
2007	1.00	0.05	—	—	0.05	(0.05)	(0.05)	1.00	5.06		3,382,051	0.20		0.49	4.96
Class B
2011	$1.00	$—	$—	$—	$—	$— (1)	$— (1)	$1.00	0.01%		$135,319	0.31	%(3)	0.59%	0.01%
2010	1.00	—	(0.04)	0.04	—	— (1)	— (1)	1.00	0.07	††	182,593	0.38	(2)(3)	0.58	0.15
2009	1.00	0.02	—	—	0.02	(0.02)	(0.02)	1.00	2.06		346,741	0.51	(2)	0.55	2.17
2008	1.00	0.05	—	—	0.05	(0.05)	(0.05)	1.00	4.90		475,700	0.50		0.53	4.82
2007	1.00	0.05	—	—	0.05	(0.05)	(0.05)	1.00	4.74		715,879	0.50		0.54	4.65
Class C
2011	$1.00	$—	$—	$—	$—	$— (1)	$— (1)	$1.00	0.01%		$56,037	0.30	%(3)	0.79%	0.01%
2010	1.00	—	(0.04)	0.04	—	— (1)	— (1)	1.00	0.06	††	95,092	0.39	(2)(3)	0.78	0.14
2009	1.00	0.02	—	—	0.02	(0.02)	(0.02)	1.00	1.86		467,782	0.71	(2)	0.75	2.04
2008	1.00	0.05	—	—	0.05	(0.05)	(0.05)	1.00	4.69		641,977	0.70		0.73	4.60
2007	1.00	0.04	—	—	0.04	(0.04)	(0.04)	1.00	4.53		780,951	0.70		0.74	4.45
Class H
2011	$1.00	$—	$—	$—	$—	$— (1)	$— (1)	$1.00	0.01%		$24,405	0.30	%(3)	0.72%	0.01%
2010	1.00	—	(0.04)	0.04	—	— (1)	— (1)	1.00	0.02	††	31,797	0.43	(2)(3)	0.71	0.09
2009	1.00	0.02	—	—	0.02	(0.02)	(0.02)	1.00	1.93		58,276	0.64	(2)	0.67	2.11
2008	1.00	0.05	—	—	0.05	(0.05)	(0.05)	1.00	4.76		80,958	0.63		0.66	4.65
2007	1.00	0.04	—	—	0.04	(0.04)	(0.04)	1.00	4.61		65,512	0.63		0.67	4.55
Sweep Class
2011	$1.00	$—	$—	$—	$—	$— (1)	$— (1)	$1.00	0.01%		$4,710	0.30	%(3)	1.04%	0.01%
2010	1.00	—	(0.04)	0.04	—	— (1)	— (1)	1.00	0.06	††	31,787	0.39	(2)(3)	1.03	0.14
2009	1.00	0.02	—	—	0.02	(0.02)	(0.02)	1.00	1.62		57,135	0.95	(2)(3)	1.00	1.54
2008	1.00	0.04	—	—	0.04	(0.04)	(0.04)	1.00	4.43		56,378	0.95		0.98	4.34
2007	1.00	0.04	—	—	0.04	(0.04)	(0.04)	1.00	4.27		47,991	0.95		0.99	4.20

Amounts designated as “—” are zero or have been rounded to zero.

(1)	Amount represents less than $0.01 per share.
(2)	The expense ratio includes the Treasury Guarantee Program expense. Had the expense been excluded, the expense ratio would have been equal to, or less than, the expense ratio cap figure. See Note 3 for expense ratio cap figure.
(3)	The Distributor and/or Administrator have voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Fund in order to limit the one-day net income yield of the Fund to not less than 0.01% of the Fund’s average daily net assets of the share class. Had these waivers and the Treasury Guarantee Program expense been excluded the ratio would have been at the expense ratio cap figure. See Note 3 for expense ratio cap figure.
*	Per share calculations were performed using average shares.
†	Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	The total return includes payment by affiliate. Had the payment been excluded the total return would have been (3.28)%, (3.41)%, (3.42)%, (3.45)% and (3.42)% for Class A, Class B, Class C, Class H and Sweep Class, respectively. See Note 3 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

66	Adviser Managed Trust / Annual Report / January 31, 2011

Notes to Financial Statements

January 31, 2011

1. ORGANIZATION

SEI Daily Income Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 15, 1982.

The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company with ten operational Funds: the Money Market, Government, Government II, Prime Obligation, Treasury and Treasury II (each a “Fund,” collectively the “Money Market Funds”), the Short-Duration Government, Intermediate-Duration Government, GNMA and Ultra Short Duration Bond (each a “Fund,” collectively the “Fixed Income Funds”). The Money Market Funds, Short-Duration Government, Intermediate-Duration Government, and GNMA Funds seek to preserve principal value and maintain a high degree of liquidity while providing current income. The Ultra Short Duration Bond Fund seeks to provide higher current income than typically offered by a money market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

Effective July 1, 2010, the Ultra Short Bond Fund changed its name to the Ultra Short Duration Bond Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Investment securities of the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Investment securities of the Fixed Income Funds listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on the primary exchange or market on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. If available, debt securities are priced based upon valuations provided by independent third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The thirdparty pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Funds’ Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2011, there were no fair valued securities in the Funds.

In accordance with U.S. generally accepted accounting principles, Fair Value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Adviser Managed Trust / Annual Report / January 31, 2011	67

Notes to Financial Statements (Continued)

January 31, 2011

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Trust adopted ASU No. 2010-6 on January 1, 2010. The adoption of ASU No. 2010-6 did not have any impact on the Trust’s financial statements.

For the fiscal year ended January 31, 2011, there have been no significant changes to the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/ or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

For the Money Market Funds, all amortization is calculated using the straight line method over the holding period of the security. Amortization of premiums and accretion of discounts are included in interest income.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Classes — Class-specific expenses are borne by that class of shares. Income, expenses, and realized and unrealized gains/losses and nonclass specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to the Fund are charged directly to the Fund. Other operating expenses of the Fund are prorated to the Fund on the basis of relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Any net realized capital gains on sales of securities after capital loss carryover are distributed at least annually by the Fund.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Administration and Transfer Agency Agreement — SEI Investments Global Funds Services (the “Administrator”) provides administrative and transfer agency services to the Funds for annual fees, based on the average daily net assets of the respective funds, as presented below:

Prime Obligation Fund	0.19%

However, the Administrator and SEI Investments Management Corporation (the “Adviser”) have agreed to waive a portion or their entire fee, for various classes of shares in various funds, to limit total annual expenses up to the following amounts (expressed as a percentage of the Fund’s daily net assets). The expense waivers are allocated to each share class pro-rata based on the net assets of each share class.

	Prime Obligation Fund
Class A	0.20%	(2)
Class B	0.50%	(2)
Class C	0.70%	(2)
Class H	0.63%	(1)
Sweep Class	0.95%	(1)
*	Class not currently operational
(1)	Represents a voluntary cap that my be discontinued at any time.
(2)	Represents a contractual cap effective through January 31, 2011, to be changed only by board approval.

Temporary Guarantee Program — On September 18, 2008 the U.S. Treasury Department (the “Treasury”) commenced the Temporary Guarantee Program for Money Market Funds (the “Program”). The Trust’s Board of Trustees approved the participation of the Money Market Funds in the Program from its commencement on September 18, 2008 through September 18, 2009.

Under the Program, the Treasury guarantees the share price of a participating fund’s shares outstanding as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share (NAV) falls below $0.995. The Program did not protect investors who were not shareholders of a participating fund after September 18, 2008. The cost of participating in the Program and the Program extensions was borne by the participating fund, and was subject to any expense limitation or reimbursement agreement.

68	Adviser Managed Trust / Annual Report / January 31, 2011

In connection with the Program’s extension period from May 1, 2009 through September 18, 2009, participation in the Program was as follows:

Continued to Participate in the Program Through September 18, 2009:

Prime Obligation Fund

Distribution Agreement — SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI and a registered broker-dealer, acts as the Distributor of the shares of the Trust under a Distribution Agreement. The Trust also has adopted plans under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation thereof. Specific classes of certain funds have also adopted distribution plans, pursuant to Rule 12b-1 under the Investment Company Act of 1940. Such plans provide fees payable to the Distributor up to the following amounts, calculated as a percentage of the average daily net assets attributable to each particular class of each the Fund.

	Shareholder servicing fees	Administrative service fees	Distribution fees
Prime Obligation Fund
Class A	0.25%	—	—
Class B	0.25%	0.05%	—
Class C	0.25%	0.25%	—
Class H	0.25%	0.18%	—
Sweep Class	0.25%	—	0.50%
*	These payments are characterized as “compensation” and are not directly tied to expenses incurred by the Distributor. The payments the Distributor receives during any year may therefore be higher or lower than its actual expenses. These payments may be used to compensate sweep class shareholders who provide distribution-related services to their customers.

The Distributor has voluntarily waived all or a portion of the shareholder servicing fees for Class A of the Fund since inception of the plan. Such waivers are voluntary and may be discontinued at any time. For Classes B, C, and H, the shareholder servicing fees and the administrative service fees are shown combined as “Administrative & Shareholder Servicing Fees” in the Statements of Operations. The Administrator and Distributor have voluntarily agreed to waive and reduce their fee and/or reimburse certain expenses of the Fund in order to limit the one-day net income yield of the Fund to not less than 0.01% of the Fund’s average daily net assets. The following table shows the waivers by class fiscal year ended January 31, 2011 ($ Thousands):

	Administrative & Shareholder Servicing Waiver	Administrative Fee Waiver
Prime Obligation Fund
Class A	—	—
Class B	382	—
Class C	349	—
Class H	100	—
Sweep Class	100	—

Other — Certain officers and Trustees of the Trust are also officers and/or Trustees of the Administrator, Distributor or the Adviser. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator, Distributor or the Adviser pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, Sub-Advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed annually by the Board of Trustees.

Other Affiliated Transactions — During the fiscal year ended January 31, 2010, an affiliate of the Adviser purchased from the Prime Obligation Fund all of the notes issued by Cheyne Finance, LLC, Gryphon Funding Limited and Stanfield Victoria Finance Limited that were held by the Prime Obligation Fund. These transactions were effected pursuant to Rule 17a-9 under the Investment Company Act of 1940 (the “Act”), which permits an affiliate to purchase a security from a money market fund if that security is no longer an Eligible Security pursuant to Rule 2a-7 under the Act. Cheyne and Gryphon were not Eligible Securities at the time of the transaction. These transactions were deemed as “Payment by Affiliate” on the Statements of Changes in Net Assets in the amount of $152,452 ($ Thousands) in 2010.

4. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS

The Adviser serves as the Fund’s investment adviser and “manager of managers” under an investment advisory agreement approved by the shareholders of the Fund. Effective January 1, 2010, for its services, the Adviser receives an annual fee equal to 0.07% of the Fund’s net assets. Prior to January 1, 2010, for its services, the Adviser received an annual fee equal to .075% on the first $500 million of net assets and .02% on the net assets in excess of $500 million for the Fund. The fee was calculated based on the combined assets of the Money Market Funds.

Pursuant to the “manager of managers” structure, the Board of Trustees approved BofA Advisors, LLC (formerly known as Columbia Management Advisors, LLC) as the Fund’s investment sub-adviser under an investment sub-advisory agreement approved by the shareholders of the Fund. For its services to the Fund, the sub-adviser is entitled to receive a fee paid directly by the Adviser.

U.S. Bank, N.A. serves as the custodian of the Fund. The custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold in the Fund.

Adviser Managed Trust / Annual Report / January 31, 2011	69

Notes to Financial Statements (Continued)

January 31, 2011

5. FEDERAL TAX INFORMATION

It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

As of January 31, 2011, the tax character of dividends and distributions during the last two fiscal years were as follows:

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Total ($ Thousands)
Prime Obligation Fund	2011	$4,070	$—	$4,070
	2010	7,297	—	7,297

As of January 31, 2011, the components of Accumulated Losses on a tax basis were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post-October Losses ($ Thousands)	Other Temporary Differences ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Total Accumulated Losses ($ Thousands)
Prime Obligation Fund	$239	$—	$(102)	$—	$(239)	$—	$(102)

At January 31, 2011, the Fund had capital loss carryforwards to offset future realized capital gains:

	Amount ($Thousands)	Expiration
Prime Obligation Fund	$102	1/31/17

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. It is the Fund’s intent that they will not distribute any realized gain distributions until the carryforwards have been offset or expired.

During the year ended January 31, 2011, the Prime Obligation Fund utilized $14,765 of capital loss carryforwards to offset capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended January 31, 2011, the Fund’s cost of securities for Federal income tax purposes approximates the cost located in the Statements of Assets and Liabilities.

Management has analyzed the Fund’s tax position taken on federal income tax returns for all open tax years and has concluded that as of January 31, 2011, no provision for income tax would be required in the Funds’ financial statements. All uncertain tax positions, except for the accretion of market discount associated with the structured investment vehicles subject to the capital support agreement, meet the more likely than not criteria established in ASC paragraph 740. SEI Investment Company (“SEI”), which is the parent company of the

Adviser, has agreed to indemnify the fund if the Internal Revenue Service (“IRS”) were to disagree with a position taken on the tax return for the year ended January 31, 2010. Accordingly, no provision for taxes is required. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. INVESTMENT RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, Management believes that, based on experience, the risk of loss from such claims is considered remote.

Investments in structured securities (such as those issued by Structured Investment Vehicles, or “SIVs”) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

8. CAPITAL SUPPORT AGREEMENT

The Fund entered into a Capital Support Agreement with SEI, an affiliate of the Adviser, on November 8, 2007.

On November 5, 2008, the Prime Obligation Fund entered into an Amended and Restated Capital Support Agreement (the “Amended CSA”) with SEI which extended the termination date under the original

70	Adviser Managed Trust / Annual Report / January 31, 2011

Capital Support Agreement with the Prime Obligation Fund to November 6, 2009. The Amended CSA provides that if the Prime Obligation Fund realizes payments or sales proceeds from the ultimate disposition of any of the specified SIV securities which are less than its amortized cost, SEI will be required to provide capital to the Prime Obligation Fund equal to the amount by which the amortized cost of the specified SIV security exceeds the amount realized from the sale or other disposition of such security. In September 2009, SEI purchased from the Prime Obligation Fund the notes issued by Stanfield Victoria Funding LLC (“Stanfield”) that were held by the Fund. As a result of SEI’s purchase, there was no loss incurred by the Prime Obligation Fund on this transaction. This transaction was effected pursuant to Rule 17a-9 under the Investment Company Act of 1940 (the “Act”), which permits an affiliate to purchase a security from a money market fund if that security is no longer an Eligible Security pursuant to Rule 2a-7 under the Act. Stanfield was not an Eligible Security at the time of the transaction. Since the Fund held no Eligible Notes as of September 28, 2009, the Capital Support Agreement with the Fund terminated as of that date.

In March 2009 an affiliate of SIMC purchased from the Prime Obligation Fund all of the notes issued by the Cheyne Finance, LLC and Gryphon Funding Limited that were held by the Fund. As a result of SEI’s purchase, there was no loss incurred by the Prime Obligation Fund on this transaction. This transaction was effected pursuant to Rule 17a-9 under the Investment Company Act of 1940 (the “Act”), which permits an affiliate to purchase a security from a money market fund if that security is no longer an Eligible Security pursuant to Rule 2a-7 under the Act. Cheyne and Gryphon were not Eligible Securities at the time of this transaction.

9. SUBSEQUENT EVENTS

The Trust, on behalf of the Funds, has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no adjustments were required to the financial statements.

Adviser Managed Trust / Annual Report / January 31, 2011	71

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

SEI Daily Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Prime Obligation Fund (the “Fund”), one of the funds constituting SEI Daily Income Trust, as of January 31, 2011, and the related statement of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2011, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Prime Obligation Fund as of January 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

April 1, 2011

72	Adviser Managed Trust / Annual Report / January 31, 2011

Trustees and Officers of the Trust (Unaudited)

The following chart lists Trustees and Officers as of March 23, 2011.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 64 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	81	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Investments — Unit Trust Management (UK), Limited, SEI Global Nominee Ltd., SEI Structured Credit Fund, L.P.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	81	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), SEI Global Nominee Ltd., Limited and SEI Asset Korea Co., Ltd.
TRUSTEES
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 66 yrs. old	Trustee	since 1996	Self-Employed Consultant, Newfound Consultants Inc. since April 1997.	81	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, L.P.

Adviser Managed Trust / Annual Report / January 31, 2011	73

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Rosemarie B. Greco One Freedom Valley Drive Oaks, PA 19456 64 yrs. old	Trustee	since 1999	Director, Governor’s Office of Health Care Reform, Commonwealth of Pennsylvania since 2003.	81	Director, Sonoco, Inc.; Director, Excelon Corporation; Trustee, Pennsylvania Real Estate Investment Trust.
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 53 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since 2008. Managing Director, Cue Capital from March 2002-March 2008.	81	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive Oaks, PA 19456 63 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	81	Trustee/Director of Ariel Mutual Funds, and SEI Strucured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	Trustee	Since 2007	Private Investor since 1994.	81	Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds
Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	81	Director of Colonial BancGroup, Inc. and St. Joseph’s Translational Research Institute; Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation); Board of Councilors of the Carter Center.
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 64 yrs. old	President & CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Peter A. Rodriguez One Freedom Valley Drive Oaks, PA 19456 49 yrs. old	Controller and Chief Financial Officer	since 2011

Director, Fund Accounting, SEI Investments Global Fund Services (March 2011, September 2002 to March 2005 and 1997-2002); Director Mutual Fund Trading, SEI Private Trust Company (May 2009 to February 2011); Director, Asset Data Services, Global Wealth Services (June 2006 to April 2009). Director, Portfolio Accounting; SEI Investments Global Fund Services (March 2005 to June 2006).

				N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolio, LP since June 2007. Director of Investment Product Management and Development of SIMC, February 2003- March 2006.	N/A	N/A

74	Adviser Managed Trust / Annual Report / January 31, 2011

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 42 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A
James Ndiaye One Freedom Valley Drive Oaks, PA 19456 42 yrs. old	Vice President and Assistant Secretary	since 2005	Vice President and Assistant Secretary of SIMC since 2005.	N/A	N/A
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 40 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark (2004-2007).	N/A	N/A
David F. McCann One Freedom Valley Drive Oaks, PA 19456 34 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008. Attorney, Pepper Hamilton, LLP (law firm), September 2001-May 2005.	N/A	N/A
John J. McCue One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Vice President	since 2004	Director of Portfolio Implementation for SIMC since 1995. Managing Director of Money Market Investments for SIMC since 2003.	N/A	N/A
Andrew S. Decker One Freedom Valley Drive Oaks, PA 19456 46 yrs. old	Anti-Money Laundering Compliance Officer	since 2008	Compliance Officer and Product Manager, SEI 2005-2008. Vice President, Old Mutual Capital, 2000-2005.	N/A	N/A
Keri E. Rohn One Freedom Valley Drive Oaks, PA 19456 30 yrs. old	Privacy Officer	since 2009	Compliance Officer of SEI Investments Company, June 2003-present.	N/A	N/A

[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, L.P.

Adviser Managed Trust / Annual Report / January 31, 2011	75

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 8/1/10	Ending Account Value 1/31/11	Annualized Expense Ratios	Expenses Paid During Period*
Prime Obligation Fund
Actual Fund Return
Class A	$1,000.00	$1,000.70	0.20%	$1.01
Class B	1,000.00	1,000.10	0.33	1.66
Class C	1,000.00	1,000.10	0.32	1.61
Class H	1,000.00	1,000.10	0.32	1.61
Sweep Class	1,000.00	1,000.10	0.33	1.66
Hypothetical 5% Return
Class A	$1,000.00	$1,024.20	0.20%	$1.02
Class B	1,000.00	1,023.54	0.33	1.68
Class C	1,000.00	1,023.59	0.32	1.63
Class H	1,000.00	1,023.59	0.32	1.63
Sweep Class	1,000.00	1,023.54	0.33	1.68

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.

76	Adviser Managed Trust / Annual Report / January 31, 2011

Notice to Shareholders (Unaudited)

For shareholders that do not have a January 31, 2011, taxable year end, this notice is for information purposes only. For shareholders with a January 31, 2011, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended January 31, 2011, the Funds are designating the following with regard to distributions paid during the year:

Fund	(A) Long-Term Capital Gain Distribution	(B) Ordinary Income Distributions (Tax Basis)	(C) Total Distributions (Tax Basis)	U.S. Government Interest (1)		Interest Related Dividends (2)	Short-Term Capital Gains Dividends (3)
Prime Obligation Fund	0.00%	100.00%	100.00%	2.88	%*	99.12%	0.00%

Items (A), (B), (C) are based on the percentage of the Fund’s total distribution.

(1)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the “*” funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(2)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(3)	The percentage in this column represents the amount of “Short-Term Capital Gains Dividends” and is reflected as a percentage of short- term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Please consult your tax adviser for proper treatment of this information.

Adviser Managed Trust / Annual Report / January 31, 2011	77

ADVISER MANAGED TRUST ANNUAL REPORT JULY 31, 2011

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Rosemarie B. Greco

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter A. Rodriguez

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

James Ndiaye

Vice President, Assistant Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

John J. McCue

Vice President

Keri E. Rohn

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI Investments Distribution Co.

Oaks, PA 19456    1.800.DIAL.SEI (1.800.342.5734)

AMT (7/11)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has at least one Audit Committee financial expert serving on the audit committee.

(a)(2) The Audit Committee financial experts are George J. Sullivan, Jr and Hubert L. Harris, Jr. Mr. Sullivan and Mr. Harris are independent trustee as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (KPMG) related to the Registrant

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last fiscal year as follows:

		Fiscal Year 2011
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$52,500	N/A	N/A
(b)	Audit-Related Fees	$25,000	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A
(d)	All Other Fees	N/A	$234,500	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the Audit Committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

2011
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f)	Not applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for fiscal year 2011 was $234,500. Non-audit fees consist of SAS No. 70 / SSAE No. 16 review of fund accounting and administration operations, attestation report in accordance with Rule 17 Ad-13 and agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Registrant’s Audit Committee reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Nominating Committee (the “Committee”) currently consisting of the Independent Trustees on the Board. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18th 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Adviser Managed Trust

By (Signature and Title)	/S/ ROBERT A. NESHER

Robert A. Nesher President & CEO

Date: October 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ ROBERT A. NESHER

Robert A. Nesher President & CEO

Date: October 7, 2011

By (Signature and Title)	/S/ PETER A. RODRIGUEZ

Peter A. Rodriguez Controller & CFO

Date: October 7, 2011